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UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22043

Invesco Dynamic Credit Opportunities Fund

(Exact name of registrant as specified in charter)

1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Address of principal executive offices) (Zip code)

Colin Meadows 1555 Peachtree Street, N.E., Atlanta, Georgia 30309

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 626-1919

Date of fiscal year end: 2/28

Date of reporting period: 2/28/13

Item 1. Report to Stockholders.

Annual Report to Shareholders February 28, 2013

Invesco

# Invesco Dynamic Credit Opportunities Fund

Effective December 3, 2012, Invesco Van Kampen Dynamic Credit Opportunities Fund was renamed Invesco Dynamic Credit Opportunities Fund.

NYSE: VTA

2 Performance Summary
2 Management Discussion
4 Supplemental Information
5 Dividend Reinvestment Plan
6 Schedule of Investments
21 Financial Statements
24 Notes to Financial Statements
32 Financial Highlights
34 Auditor's Report
35 Tax Information
36 Proxy Results
T-1 Trustees and Officers

Management’s Discussion of Fund Performance

Performance summary

For the fiscal year ended February 28, 2013, Invesco Dynamic Credit Opportunities Fund, at net asset value (NAV), produced positive returns that outpaced its benchmark, the CS Leveraged Loan Index.

Performance

Total returns, 2/29/12 to 2/28/13

Fund at NAV	14.23%
Fund at Market Value	23.00
CS Leveraged Loan Index‚	8.11

Market Price Premium to NAV as of 2/28/13	1.06

Source(s): ‚ Invesco, Bloomberg L.P.

The performance data quoted represent past performance and cannot guarantee comparable future results; current performance may be lower or higher. Investment return, NAV and share market price will fluctuate so that you may have a gain or loss when you sell shares. Please visit invesco.com/us for the most recent month-end performance. Performance figures reflect Fund expenses, the reinvestment of distributions (if any) and changes in NAV for performance based on NAV and changes in market price for performance based on market price.

    Since the Fund is a closed-end management investment company, shares of the Fund may trade at a discount or premium from the NAV. This characteristic is separate and distinct from the risk that NAV could decrease as a result of investment activities and may be a greater risk to investors expecting to sell their shares after a short time. The Fund cannot predict whether shares will trade at, above or below NAV. The Fund should not be viewed as a vehicle for trading purposes. It is designed primarily for risk-tolerant long-term investors.

How we invest

We seek to provide a high level of current income, while secondarily providing capital appreciation. We believe a highly diversified pool of bank loans from the broadest spectrum of issuers and consisting of the highest credit quality available in line with portfolio objectives may provide the best risk-reward potential.

Our credit analysts review all holdings and prospective holdings. Key consideration is given to the following:

■	Management. Factors include management’s experience in operating the business, management depth and incentives and track record operating in a leveraged environment.
■	Industry position and dynamics. Factors include the firm’s industry position, life cycle phase of the industry, barriers to entry and current industry capacity and utilization.
■	Asset quality. Considerations may include valuations of hard and intangible assets, how easily those assets can be converted to cash and appropriateness to leverage those assets.
■	Divisibility. This factor focuses on operating and corporate structures, ability of the firm to divide easily and efficiently, examination of non-core assets and valuation of multiple brand names.
■	Sponsors. Considerations include the firm’s track record of quality transactions, access to additional capital and control or ownership of the sponsoring firm.
■

Cash flow. We examine the firm’s sales and earnings breakdown by product, divisions and subsidiaries. We look at the predictability of corporate earnings and the cash requirements of the business and conduct an examination of business cycles, seasonality, international pressures and so forth.

■	Recovery and loan-to-value. These factors focus on further examination of the probability of default and the rate of recovery associated with loans.

Portfolio Composition[1]
By credit quality, based on total investments

BBB	1.5%
BB	23.0
B	52.8
CCC	6.6
D	0.7
Not Rated	15.4

Total Net Assets	$974.0 million

Total Number of Holdings*	473

Top Five Fixed Income Issuers*

1. Caesars Entertainment Operating Co.	2.8%
2. Clear Channel Communications, Inc.	2.2
3. First Data Corp.	2.0
4. Reynolds Group Holdings Inc.	1.8
5. Texas Competitive Electric Holdings Co., LLC	1.7

The Fund’s holdings are subject to change, and there is no assurance that the Fund will continue to hold any particular security.

*	Excluding money market fund holdings

    The portfolio is constructed using a conservative bias to help manage credit risk, while focusing on optimization of return relative to appropriate benchmarks. We constantly monitor the holdings in the portfolio and conduct daily, weekly and monthly meetings with portfolio managers and analysts, as well as with borrowers and loan sponsors.

    Utilizing our proprietary risk rating system, our analysts assign, continuously monitor and update probability of default and expected recovery ratings for every asset in the portfolio. Using the resulting risk-adjusted returns, analysts monitor positions relative to market levels to detect early sell signals in an attempt to minimize principal loss and maximize relative value.

Market conditions and your Fund

For the fiscal year ended February 28, 2013, the senior secured loan market, while experiencing periods of volatility, generated strong returns. During much of the first half of the reporting period, senior loans moved in lock-step with equities and other risk assets as correlation among these asset classes increased, driven by concern about the eurozone and associated market volatility. At other times, however, loan correlations to the broader financial markets declined when investors adopted a “risk on” appetite, as loan prices were less reactive to macroeconomic headlines from abroad. As the fiscal year progressed, the trend toward higher correlations reversed, and for the first time since mid-2007, price volatility of senior secured loans declined as collateralized loan obligation (CLO) issuance, a factor largely missing from the loan market since 2007, created stable demand for loans.

    The US Federal Reserve’s (the Fed) assurance to keep interest rates low through 2014 (and likely beyond) generally dampened demand for senior loan funds from retail investors in early 2012; however, increased institutional demand, in the form of CLO buying and unlevered strategic allocations, remained strong. Due to the competitive yields offered by senior secured loans and an improving economic outlook, interest from retail investors picked up as the year progressed.

    Corporate issuers in the senior secured loan market recently benefited from robust capital markets, and during the reporting period, many corporate issuers maintained generally good credit performance, strengthened their balance sheets, improved liquidity and addressed near-term maturities. Over the reporting

2                Invesco Dynamic Credit Opportunities Fund

period, the default rate rose slightly, but at the close of the reporting period, loan defaults remained comfortably below historical averages.2

    One of the unique features of the senior secured loan asset class is that it provides investors with a positive component when interest rates are rising. The London Interbank Offered Rate (Libor) component of a senior secured loan interest payment is reset according to the loan contract – typically every 30 to 90 days – so investors may benefit from future increases in interest rates with little or no corresponding price exposure. The recent historically low Libor rates had a negative impact on the performance of the senior secured loan asset class. We expect these rates to increase in the future, however they may be hampered by the Fed’s accommodative monetary policy.

    With 2012 being a year of stability and “risk on” throughout the capital markets, we sought to be prudent in the Fund’s positioning with respect to credit quality and leverage. During the fiscal year, we continued to favor B-rated1 credits given our view that the economic recovery was likely to hold but not be robust. At the same time, we held our leverage targets relatively constant. In terms of specific credit holdings, our decision to exit many of the print media names hurt Fund performance in comparison with the CS Leveraged Loan Index. In comparison, most of our competitors largely exited these distressed holdings and thus we do not believe our decision was harmful to shareholders. Our decision to hold onto, and at times add to, Tribune (also in the media industry) was, we believed, the correct decision for the Fund’s investors. We ended the reporting period underweight the benchmark in health care, as we believe it is “priced for perfection” and yet is facing the possibility of systemic structural changes associated with changes in reimbursement. We reduced our exposure to Europe during the reporting period due to significantly weaker fundamentals in the eurozone versus the US. Given the superior yield in Europe, though, we do believe there are still good investment opportunities.

    The Fund used leverage through the use of bank borrowings, which enhanced returns as loan prices increased during the reporting period. As of the close of the reporting period, leverage accounted for 20% of the Fund’s net asset value plus borrowings. Leverage involves borrowing at a floating short-term rate and reinvesting the proceeds at a higher rate. Unlike other fixed income asset classes, using leverage in conjunction with senior loans does not involve the same degree of risk from rising short-term interest rates since the income from senior loans generally adjusts to changes in interest rates, as do the rates which determine the Fund’s borrowing costs.

    The use of leverage could, however, increase the Fund’s volatility. For example if the prices of securities held by a fund decline, the negative impact of these valuation changes on share net asset value and shareholder total return is magnified by the use of leverage. Conversely, leverage may enhance share returns during periods when the prices of securities held by a fund generally are rising. We believe that in the periods ahead leveraging may provide opportunities for additional income and total return for shareholders. For more information about the Fund’s use of leverage, see the Notes to Financial Statements later in this report.

    The Fund used derivatives as part of implementing its investment strategy. A derivative instrument is a security whose value is derived from the value of an underlying asset, reference rate or index. The Fund uses derivative instruments for a variety of reasons, such as to attempt to protect against possible changes in market value or in an effort to generate a gain. During the fiscal year, the Fund engaged in foreign currency transactions to minimize fluctuations in value that result from holding non-US dollar-denominated loans. Currency transactions comprised a meaningful position as the Fund ended the reporting period with non-US exposure at approximately 19% of net assets. The Fund also sold credit default swaps in an effort to gain credit exposure. These credit derivative transactions can be more liquid and cost effective than buying individual bonds or loans. Total exposure for the Fund was approximately 5% at the close of the reporting period, and the overall impact was slightly positive for Fund results. We adhere to the same research-intensive investment process when investing in credit default swaps.

    As always, we appreciate your continued participation in Invesco Dynamic Credit Opportunities Fund.

1	Standard & Poor’s. A credit rating is an assessment provided by a nationally recognized statistical rating organization (NRSRO) of the creditworthiness of an issuer with respect to debt obligations, including specific securities, money market instruments or other debts. Ratings are measured on a scale that generally ranges from AAA (highest) to D (lowest); ratings are subject to change without notice. “Non-Rated” indicates the debtor was not rated, and should not be interpreted as indicating low quality. For more information on Standard & Poor’s rating methodology, please visit standardandpoors.com and select “Understanding Ratings” under Rating Resources on the homepage.
2	Source: Standard & Poor’s LCD

The views and opinions expressed in management’s discussion of Fund performance are those of Invesco Advisers, Inc. These views and opinions are subject to change at any time based on factors such as market and economic conditions. These views and opinions may not be relied upon as investment advice or recommendations, or as an offer for a particular security. The information is not a complete analysis of every aspect of any market, country, industry, security or the Fund. Statements of fact are from sources considered reliable, but Invesco Advisers, Inc. makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

See important Fund and, if applicable, index disclosures later in this report.

Scott Baskind Portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He has been associated with Invesco or its investment advisory affiliates since 1999 and began managing the Fund in 2010. Mr. Baskind earned a BS in business administration from University at Albany, The State University of New York.

Greg Stoeckle Portfolio manager, was manager of Invesco Dynamic Credit Opportunities Fund during the reporting period. He has been associated with Invesco or its investment advisory affiliates since 1999 and began managing the Fund in 2010. Mr. Stoeckle earned a BS in applied mathematics and economics from Ursinus College and an MBA in finance from Saint Joseph’s University.

Philip Yarrow Chartered Financial Analyst, portfolio manager, is manager of Invesco Dynamic Credit Opportunities Fund. He joined Invesco in 2010. Mr. Yarrow was associated with the Fund’s previous investment adviser or its investment advisory affiliates from 2005 to 2010 and began managing the Fund in 2007. He earned a BS in mathematics and economics from the University of Nottingham and a Master of Management degree in finance from Northwestern University.

Effective April 29, 2013, Greg Stoeckle left the management team. Nuno Caetano, who has been with Invesco since 2010, was added to the team. In addition, Invesco Asset Management Limited also became a subadviser for the Fund.

3                 Invesco Dynamic Credit Opportunities Fund

Supplemental Information

Invesco Dynamic Credit Opportunities Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation.

■	Unless otherwise stated, information presented in this report is as of February 28, 2013, and is based on total net assets.
■	Unless otherwise noted, all data provided by Invesco.
■	To access your Fund’s reports, visit invesco.com/fundreports.

About indexes used in this report

■	The CS Leveraged Loan Index represents tradable, senior-secured, US-dollar-denominated, non-investment-grade loans.
■

The Fund is not managed to track the performance of any particular index, including the index(es) described here, and consequently, the performance of the Fund may deviate significantly from the performance of the index(es).

■

A direct investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges. Performance of the peer group, if applicable, reflects fund expenses; performance of a market index does not.

Other information

■

The returns shown in management’s discussion of Fund performance are based on net asset values calculated for shareholder transactions. Generally accepted accounting principles require adjustments to be made to the net assets of the Fund at period end for financial reporting purposes, and as such, the net asset values for shareholder transactions and the returns based on those net asset values may differ from the net asset values and returns reported in the Financial Highlights.

NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE

NYSE Symbol	VTA

4                Invesco Dynamic Credit Opportunities Fund

Dividend Reinvestment Plan

The dividend reinvestment plan (the Plan) offers you a prompt and simple way to reinvest your dividends and capital gains distributions (Distributions) into additional shares of your Fund. Under the Plan, the money you earn from Distributions will be reinvested automatically in more shares of your Fund, allowing you to potentially increase your investment over time. All shareholders in the Fund are automatically enrolled in the Plan when shares are purchased.

Plan benefits

■	Add to your account:

You may increase the amount of shares in your Fund easily and automatically with the Plan.

■	Low transaction costs:

Shareholders who participate in the Plan are able to buy shares at below-market prices when the Fund is trading at a premium to its net asset value (NAV). In addition, transaction costs are low because when new shares are issued by the Fund, there is no brokerage fee, and when shares are bought in blocks on the open market, the per share fee is shared among all Participants.

■	Convenience:

You will receive a detailed account statement from Computershare Trust Company, N.A. (the Agent) which administers the Plan. The statement shows your total Distributions, date of investment, shares acquired, and price per share, as well as the total number of shares in your reinvestment account. You can also access your account at invesco.com/us.

■	Safekeeping:

The Agent will hold the shares it has acquired for you in safekeeping.

How to participate in the Plan

If you own shares in your own name, you can participate directly in the Plan. If your shares are held in “street name” - in the name of your brokerage firm, bank, or other financial institution - you must instruct that entity to participate on your behalf. If they are unable to participate on your behalf, you may request that they reregister your shares in your own name so that you may enroll in the Plan.

How to enroll

To enroll in the Plan, please read the Terms and Conditions in the Plan Brochure. You can obtain a copy of the Plan Brochure and enrol in the Plan by visiting invesco.com/us, calling toll-free 800 341 2929 or notifying us in writing at Invesco Closed-End Funds, Computershare Trust Company, N.A. P.O. Box 43078, Providence, Rl 02940-3078. Please include your Fund name and account number and ensure that all shareholders listed on the account sign these written instructions. Your participation in the Plan will begin with the next Distribution payable after the Agent receives your authorization, as long as they receive it before the “record date,” which is generally 10 business days before the Distribution is paid. If your authorization arrives after such record date, your participation in the Plan will begin with the following Distribution.

How the Plan works

If you choose to participate in the Plan, your Distributions will be promptly reinvested for you, automatically increasing your shares. If the Fund is trading at a share price that is equal to its NAV, you’ll pay that amount for your reinvested shares. However, if the Fund is trading above or below NAV, the price is determined by one of two ways:

1.	Premium: If the Fund is trading at a premium - a market price that is higher than its NAV - you’ll pay either the NAV or 95 percent of the market price, whichever is greater. When the Fund trades at a premium, you’ll pay less for your reinvested shares than an investor purchasing shares on the stock exchange. Keep in mind, a portion of your price reduction may be taxable because you are receiving shares at less than market price.
2.	Discount: If the Fund is trading at a discount - a market price that is lower than its NAV - you’ll pay the market price for your reinvested shares.

Costs of the Plan

There is no direct charge to you for reinvesting Distributions because the Plan’s fees are paid by the Fund. If your Fund is trading at or above its NAV, your new shares are issued directly by the Fund and there are no brokerage charges or fees. However, if the Fund is trading at a discount, the shares are purchased on the open market, and you will pay your portion of any per share fees. These per share fees are typically less than the standard brokerage charges for individual transactions because shares are purchased for all Participants in blocks, resulting in lower fees for each individual Participant. Any service or per share fees are added to the purchase price. Per share fees include any applicable brokerage commissions the Agent is required to pay.

Tax implications

The automatic reinvestment of Distributions does not relieve you of any income tax that may be due on Distributions. You will receive tax information annually to help you prepare your federal income tax return.

    Invesco does not offer tax advice. The tax information contained herein is general and is not exhaustive by nature. It was not intended or written to be used, and it cannot be used, by any taxpayer for avoiding penalties that may be imposed on the taxpayer under U.S. federal tax laws. Federal and state tax laws are complex and constantly changing. Shareholders should always consult a legal or tax adviser for information concerning their individual situation.

How to withdraw from the Plan

You may withdraw from the plan at any time by calling 800 341 2929, visiting invesco.com/us or by writing to Invesco Closed-End Funds, Computershare Trust Company, N.A., P.O. Box 43078, Providence, Rl 02940-3078. Simply indicate that you would like to withdraw from the Plan, and be sure to include your Fund name and account number. Also, ensure that all shareholders listed on the account have signed these written instructions. If you withdraw, you have three options with regard to the shares held in the Plan:

1.	If you opt to continue to hold your non-certificated whole shares (Investment Plan Book Shares), they will be held by the Agent electronically as Direct Registration Book-Shares (Book-Entry Shares) and fractional shares will be sold at the then-current market price. Proceeds will be sent via check to your address of record after deducting applicable fees.
2.	If you opt to sell your shares through the Agent, we will sell all full and fractional shares and send the proceeds via check to your address of record after deducting a $2.50 service fee and per share fee. Per share fees include any applicable brokerage commissions the Agent is required to pay.
3.	You may sell your shares through your financial adviser through the Direct Registration System (DRS). DRS is a service within the securities industry that allows Fund shares to be held in your name in electronic format. You retain full ownership of your shares, without having to hold a share certificate. You should contact your financial adviser to learn more about any restrictions or fees that may apply.

Note that the Plan may be amended or supplemented by the Fund at any time upon 30 days’ written notice to Plan participants.

To obtain a complete copy of the current Dividend Reinvestment Plan, please call our Client Services department at 800 341 2929 or visit invesco.com/us.

5                Invesco Dynamic Credit Opportunities Fund

Schedule of Investments

February 28, 2013

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Variable Rate Senior Loan Interests–95.54%(a)(b)
Aerospace & Defense–2.51%
ARINC Inc., Second Lien Term Loan	6.21%	10/25/15		$704	$695,973
Aveos Fleet Performance Inc. (Canada),
Revolver Loan (Acquired 02/22/13; Cost $64,234)(c)(d)	0.00%	03/12/13		64	60,541
Revolver Loan (Acquired 01/08/13; Cost $398,106)(d)	0.00%	03/12/13		402	379,340
Term Loan (Acquired 01/08/13; Cost $102,758)(d)	0.00%	03/12/13		103	98,764
AVIO S.p.A., (Italy) Term Loan	3.95%	12/13/16	EUR	3,000	3,931,336
Camp International Holding Co., First Lien Term Loan	5.25%	05/31/19		1,892	1,912,896
DAE Aviation Holdings, Inc.,
Term Loan B	6.25%	11/02/18		2,213	2,252,095
Term Loan B2	6.25%	11/02/18		1,003	1,020,950
DynCorp International LLC, Term Loan B	6.25%	07/07/16		691	696,074
IAP Worldwide Services, Inc., Term Loan	10.00%	12/31/15		6,786	5,036,955
Landmark U.S. Holdings LLC,
Canadian Term Loan	5.75%	10/25/19		271	271,254
First Lien Term Loan	5.75%	10/25/19		2,650	2,650,404
LMI Aerospace, Inc., Term Loan	4.75%	12/28/18		557	563,060
PRV Aerospace LLC, Term Loan B	6.50%	05/09/18		2,569	2,588,299
Sequa Corp., Term Loan B	5.25%	06/19/17		1,627	1,649,226
TASC, Inc., Term Loan B	4.50%	12/18/15		639	638,325
					24,445,492

Air Transport–1.08%
Delta Air Lines, Inc.,
Revolver Loan(c)	0.00%	04/20/16		5,213	4,817,395
Term Loan B1	5.25%	10/18/18		5,593	5,669,437
					10,486,832

Automotive–4.26%
August U.S. Holding Co., Inc.,
Lux Term Loan	6.25%	04/27/18		1,587	1,607,328
Term Loan B	6.25%	04/27/18		1,221	1,236,429
Federal-Mogul Corp.,
Term Loan B	2.14%	12/29/14		5,420	5,071,212
Term Loan C	2.14%	12/28/15		3,427	3,205,956
Hertz Corp.,
LOC	3.75%	03/09/18		849	836,916
Term Loan B	3.75%	03/11/18		511	514,895
Key Safety Systems, Inc., First Lien Term Loan	2.45%	03/08/14		3,087	3,075,984
Metaldyne Co., LLC,
Term Loan B	5.00%	12/18/18		2,975	2,960,957
Term Loan E (Acquired 12/18/12; Cost $5,401,846)	6.50%	12/18/18	EUR	4,167	5,446,589
RAC Ltd., (United Kingdom) Term Loan C	5.64%	10/29/19	GBP	2,000	3,073,923
Schaeffler AG (Germany),
Term Loan B2	6.00%	01/27/17		68	73,205
Term Loan B2	6.50%	01/27/17	EUR	3,867	5,098,606
TI Group Automotive Systems, LLC, Term Loan (Acquired 03/12/12-05/23/12; Cost $5,222,562)	6.75%	03/14/18		5,321	5,373,733
Transtar Holding Co.,
First Lien Term Loan	5.50%	10/09/18		2,910	2,945,883
Second Lien Term Loan	9.75%	10/09/19		671	691,470

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

6                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Automotive–(continued)
Veyance Technologies, Inc.,
Delayed Draw Term Loan	2.46%	07/31/14		$33	$32,920
Term Loan	2.46%	07/31/14		230	229,836
					41,475,842

Beverage and Tobacco–0.69%
DS Waters Enterprises, L.P., First Lien Term Loan	10.50%	08/29/17		2,214	2,269,611
North American Breweries, Inc., Term Loan B	7.50%	12/11/18		1,674	1,711,745
Smart Balance, Inc., Term Loan	7.00%	07/02/18		2,706	2,739,957
					6,721,313

Building & Development–3.26%
Axia Acquisition Corp.,
PIK Second Lien Term Loan A (Acquired 09/05/08-12/31/12; Cost $1,563,827)(e)	11.00%	03/11/16		195	166,938
Revolver Loan(c)	0.00%	03/11/16		348	308,180
Second Lien Term Loan B (Acquired 05/30/08; Cost $2,896,225)	5.00%	03/11/16		324	276,913
Building Materials Holding Corp., PIK Second Lien Term Loan (Acquired 07/31/07-12/30/11; Cost $1,321,152)(e)	8.00%	01/05/15		904	854,557
Capital Automotive L.P., Term Loan B	5.25%	03/11/17		5,749	5,792,543
CPG International Inc., Term Loan	5.75%	09/21/19		561	566,589
Custom Building Products, Inc., Term Loan B	6.00%	12/14/19		2,790	2,818,032
HD Supply, Inc., Term Loan B	4.50%	10/12/17		5,446	5,475,783
Lake at Las Vegas Joint Venture, LLC,
PIK Exit Revolver Loan (Acquired 07/16/12; Cost $48,725)(c)(e)	0.00%	02/28/17		49	26,799
PIK Exit Revolver Loan (Acquired 07/15/10-01/29/13; Cost $601,394)(e)	4.68%	02/28/17		601	330,766
Nortek, Inc., Term Loan	5.25%	04/26/17		253	256,104
QS0001 Corp., First Lien Term Loan	5.00%	11/09/18		1,670	1,693,869
Realogy Corp.,
LOC	3.20%	10/10/13		685	684,390
Revolver Loan(c)	0.00%	04/10/16		2,166	2,155,070
Revolver Loan	2.48%	04/10/16		4,517	4,494,348
Revolver Loan	4.42%	10/10/16		3,940	3,948,684
Rhodes Homes, PIK Term Loan (Acquired 07/09/07; Cost $1,167,580)(e)	2.31%	03/31/16		284	251,529
WireCo WorldGroup, Inc., Term Loan	6.00%	02/15/17		1,615	1,638,935
					31,740,029

Business Equipment & Services–6.36%
Advantage Sales & Marketing, Inc., Second Lien Term Loan	8.25%	06/17/18		441	445,971
Asurion LLC, Term Loan B1	4.50%	05/24/19		6,367	6,399,135
Audio Visual Services Group, Inc., Term Loan	6.75%	11/09/18		2,819	2,809,644
Brock Holdings III, Inc., Term Loan B	6.00%	03/16/17		227	229,170
Connolly Holdings, Inc., First Lien Term Loan	6.50%	07/13/18		2,880	2,909,096
Expert Global Solutions, Inc., Term Loan B	8.00%	04/03/18		4,701	4,746,426
First Data Corp.,
Term Loan	5.20%	03/24/17		3,619	3,632,192
Term Loan	4.20%	03/23/18		8,933	8,844,830
Term Loan B	5.20%	03/24/17		2,164	2,172,524
Term Loan B	5.20%	09/24/18		441	442,150
Garda World Security Corp., Term Loan B	4.50%	11/13/19		598	604,630
H&F Nugent 3 Ltd., (United Kingdom) Term Loan B	6.75%	08/02/19	GBP	750	1,148,312
iPayment, Inc., Term Loan B	5.75%	05/08/17		1,635	1,649,734

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

7                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–(continued)
Kronos Inc.,
Second Lien Term Loan	9.75%	04/30/20		$1,034	$1,085,681
Term Loan	4.50%	10/30/19		3,407	3,453,256
Lonestar Intermediate Super Holdings, LLC, Term Loan B	11.00%	09/02/19		6,018	6,479,457
Mitchell International, Inc., Second Lien Term Loan	5.56%	03/28/15		3,654	3,639,830
Sabre, Inc.,
Term Loan B	5.25%	02/19/19		3,280	3,285,942
Term Loan C	4.00%	02/19/18		3,393	3,399,420
SkillSoft Corp., Term Loan B	5.00%	05/26/17		1,233	1,246,463
Sungard Data Systems, Inc.,
Term Loan C	3.95%	02/28/17		295	297,331
Term Loan D	4.50%	01/31/20		1,911	1,930,909
WASH Multifamily Laundry Systems, LLC, Term Loan	5.25%	02/21/19		1,101	1,097,970
					61,950,073

Cable & Satellite Television–5.29%
Atlantic Broadband Finance, LLC, Term Loan B	4.50%	11/30/19		706	715,645
Charter Communications Operating, LLC, Extended Term Loan	3.46%	09/06/16		1	1,453
Completel Europe N.V., (Netherlands) PIK Term Loan B(e)	3.62%	08/28/15	EUR	9,637	12,157,028
Harron Communications Corp., Term Loan B	5.00%	10/06/17		1,146	1,157,258
MCC Illinois, LLC, Term Loan E	4.50%	10/23/17		480	481,972
MCC Iowa LLC, Term Loan F	4.50%	10/23/17		875	877,594
Omega I S.à r.l., (Germany) PIK Term Loan B(e)	4.62%	03/31/17	EUR	12,966	13,245,729
Seema S.à r.l., (Luxembourg) Term Loan F	4.66%	12/31/18	EUR	1,500	1,966,481
WaveDivision Holdings, LLC, Term Loan B	4.00%	08/09/19		1,994	2,008,500
WideOpenWest Finance LLC, First Lien Term Loan	6.25%	07/17/18		5,552	5,632,947
Yankee Cable Acquisition, LLC, Term Loan B	6.25%	08/26/16		6,923	6,969,552
YPSO Holding SA (France),
PIK Extended Acquired Term Loan C(e)(f)	—	12/29/17	EUR	687	885,141
PIK Extended Recap Term Loan C(e)(f)	—	12/31/17	EUR	1,313	1,691,152
PIK Extended Recap Term Loan C(e)	5.62%	12/31/17	EUR	2,926	3,769,135
					51,559,587

Chemicals & Plastics–3.76%
Ascend Performance Materials LLC, Term Loan B	6.75%	04/10/18		4,996	5,070,439
Aster Zweite Beteiligungs GmbH (Germany),
Extended Term Loan B5	5.55%	12/31/14		1,366	1,355,536
Extended Term Loan C7	5.55%	12/31/14		772	765,751
DuPont Performance Coatings, Inc., Term Loan B	4.75%	02/01/20		6,348	6,437,596
Emerald Performance Materials, LLC, Term Loan B	6.75%	05/18/18		1,630	1,638,284
HII Holding Corp., Term Loan B	5.25%	12/20/19		1,562	1,582,004
INEOS Finance PLC, Term Loan	6.75%	05/04/18	EUR	1,863	2,481,420
Ineos Holdings Ltd., Term Loan	6.50%	05/04/18		8,202	8,392,538
Nusil Technology, LLC, Term Loan	5.00%	04/07/17		379	382,367
OM Group, Inc., Term Loan B	5.75%	08/02/17		749	754,506
TricorBraun, Inc., Term Loan B	5.50%	05/03/18		2,705	2,736,730
Univar Inc., Term Loan B	5.00%	06/30/17		5,094	5,080,618
					36,677,789

Clothing & Textiles–0.32%
Ascena Retail Group, Inc., Term Loan B	4.75%	06/14/18		990	1,001,624
Calceus Acquisition, Inc., Term Loan	5.75%	01/31/20		1,135	1,146,506

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

8                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Clothing & Textiles–(continued)
Wolverine World Wide, Inc., Term Loan B	4.00%	10/09/19	$954	$963,937
				3,112,067

Conglomerates–0.17%
RGIS Services, LLC, Term Loan C	5.50%	10/18/17	1,665	1,680,475

Containers & Glass Products–2.84%
Berlin Packaging, LLC,
Second Lien Term Loan (Acquired 08/24/07; Cost $2,972,244)	6.70%	08/17/15	3,000	2,865,000
Term Loan	3.20%	08/15/14	7,485	7,382,031
BWAY Corp., Term Loan B	4.50%	08/06/17	4,386	4,443,102
Consolidated Container Co. LLC, Term Loan	5.00%	07/03/19	1,229	1,245,471
Exopack, LLC, Term Loan	6.50%	05/31/17	4,380	4,431,605
Hoffmaster Group, Inc., First Lien Term Loan	6.50%	01/03/18	1,794	1,795,427
Ranpak Corp., Term Loan	4.75%	04/20/17	375	375,691
Reynolds Group Holdings Inc., Revolver Loan(c)	0.00%	11/05/14	5,104	5,101,026
				27,639,353

Cosmetics & Toiletries–2.10%
Bausch & Lomb, Inc., Term Loan B	5.25%	05/17/19	6,850	6,919,171
Huish Detergents, Inc.,
Incremental Term Loan B	2.21%	04/25/14	4,127	4,127,317
Second Lien Term Loan	4.46%	10/26/14	1,250	1,234,375
KIK Custom Products, Inc.,
Canadian Term Loan	2.45%	06/02/14	193	185,564
First Lien Term Loan	2.45%	06/02/14	1,124	1,082,455
Second Lien Term Loan	5.20%	11/28/14	7,000	5,856,690
Marietta Intermediate Holding Corp., PIK Term Loan B (Acquired 07/13/07-02/07/11; Cost $5,222,528)(e)	7.00%	02/19/15	1,194	1,086,178
				20,491,750

Drugs–1.33%
Harlan Laboratories, Inc., Term Loan B	3.71%	07/11/14	3,044	3,021,060
Medpace, Inc., Term Loan (Acquired 06/21/11-08/30/12; Cost $3,350,393)	6.50%	06/16/17	3,426	3,426,435
Valeant Pharmaceuticals International, Inc., Term Loan C1	3.75%	12/11/19	6,511	6,549,403
				12,996,898

Ecological Services & Equipment–1.86%
ADS Waste Holdings, Inc., Term Loan B	4.25%	10/09/19	4,169	4,183,250
ServiceMaster Co. (The),
Extended Synthetic LOC (Acquired 08/22/12; Cost $2,063,697)	4.56%	01/31/17	2,101	2,101,455
Extended Term Loan	4.45%	01/31/17	701	705,696
Term Loan	4.25%	01/31/17	10,459	10,353,915
WCA Waste Systems, Inc., Term Loan B (Acquired 03/22/12; Cost $768,371)	5.50%	03/23/18	775	782,712
				18,127,028

Electronics & Electrical–4.27%
Blackboard, Inc.,
Second Lien Term Loan	11.50%	04/04/19	3,145	3,104,352
Term Loan B2	6.25%	10/04/18	5,199	5,254,744
DEI Sales, Inc., Term Loan B	7.00%	07/13/17	1,652	1,654,966
Deltek, Inc., First Lien Term Loan	5.00%	10/10/18	1,983	2,004,670
DG FastChannel, Inc., Term Loan B	5.75%	07/26/18	3,625	3,482,944

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

9                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Electronics & Electrical–(continued)
Freescale Semiconductor, Inc.,
Extended Term Loan B	4.45%	12/01/16		$1,280	$1,283,459
Incremental Term Loan	6.00%	02/28/19		6,176	6,198,821
Infor (US), Inc., Term Loan B2	5.25%	04/05/18		2,005	2,033,574
Mirion Technologies, Inc., First Lien Term Loan	6.25%	03/30/18		3,107	3,132,496
RP Crown Parent, LLC,
First Lien Term Loan	6.75%	12/21/18		5,857	5,959,904
Second Lien Term Loan	11.25%	12/21/19		707	736,985
Sophia, L.P., Term Loan B	4.50%	07/19/18		3,873	3,912,984
SS&C Technologies Inc.,
Term Loan B-1	5.00%	06/07/19		2,574	2,605,120
Term Loan B-2	5.00%	06/07/19		266	269,495
					41,634,514

Equipment Leasing–0.35%
Flying Fortress Inc., First Lien Term Loan	5.00%	06/30/17		3,418	3,450,985

Financial Intermediaries–1.68%
Nuveen Investments, Inc., First Lien Term Loan	5.20%	05/13/17		11,592	11,566,142
RJO Holdings Corp.,
FCM Term Loan	6.21%	12/10/15		74	55,664
HoldCo Term Loan B	6.96%	12/10/15		3,437	2,483,341
Transfirst Holdings, Inc.,
First Lien Term Loan	6.25%	12/27/17		1,835	1,864,010
Second Lien Term Loan	11.00%	06/27/18		344	349,939
					16,319,096

Food & Drug Retailers–0.91%
AB Acquisitions UK Topco 2 Ltd. (United Kingdom), Extended Term Loan B4	4.00%	07/09/17	GBP	3,500	5,217,181
Rite Aid Corp.,
Second Lien Term Loan	5.75%	08/21/20		1,590	1,632,470
Term Loan 6	4.00%	02/21/20		1,352	1,358,264
Sprouts Farmers Markets Holdings, LLC, Incremental Term Loan	6.00%	04/18/18		619	623,840
					8,831,755

Food Products–1.69%
AdvancePierre Foods, Inc.,
Second Lien Term Loan	9.50%	10/10/17		671	690,070
Term Loan	5.75%	07/10/17		6,067	6,162,723
Candy Intermediate Holdings, Inc., Term Loan	7.51%	06/18/18		2,808	2,858,077
Del Monte Corp., Term Loan	4.00%	03/08/18		1,229	1,235,823
Foodvest Ltd. (United Kingdom),
Term Loan B1	5.44%	09/23/15	EUR	379	401,728
Term Loan C2	6.19%	09/23/16	EUR	2,289	2,441,682
Iglo Foods Midco Ltd. (United Kingdom), Term Loan I	5.12%	01/31/18	EUR	2,000	2,632,497
					16,422,600

Food Service–1.07%
Crossmark Holdings, Inc.,
Second Lien Term Loan	8.75%	12/21/20		677	680,874
Term Loan	4.50%	12/20/19		1,464	1,468,831
Focus Brands, Inc., Term Loan B	6.26%	02/21/18		2,058	2,085,500
Landry’s, Inc., Term Loan B	4.75%	04/24/18		2,044	2,058,167

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

10                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Food Service–(continued)
OSI Restaurant Partners, LLC, Term Loan B	4.75%	10/28/19		$2,673	$2,713,343
Restaurant Holding Co., LLC, Term Loan B (Acquired 02/28/12-01/15/13; Cost $1,397,573)	9.00%	02/17/17		1,392	1,412,571
					10,419,286

Forest Products–0.29%
John Henry Holdings, Inc., Term Loan B	6.00%	12/06/18		2,308	2,348,423
Xerium Technologies, Inc., Term Loan B	6.25%	05/22/17		466	469,022
					2,817,445

Healthcare–7.71%
AMN Healthcare, Inc., Term Loan B	5.75%	04/05/18		1,234	1,245,507
ATI Holdings, Inc., Term Loan	5.75%	12/20/19		1,125	1,137,159
Biomet Inc., Term Loan B	4.00%	07/25/17		4,198	4,236,905
BSN Medical Acquisition Holding GmbH (Luxembourg), Term Loan B2A	5.25%	08/28/19	EUR	1,250	1,648,672
CareStream Health, Inc., Term Loan B	5.00%	02/25/17		3,874	3,892,870
DJO Finance LLC,
Term Loan B2	5.20%	11/01/16		1,251	1,263,572
Term Loan B3	6.25%	09/15/17		4,734	4,787,174
Drumm Investors, LLC, Term Loan	5.00%	05/04/18		4,684	4,509,863
Genoa Healthcare Group, LLC, PIK Second Lien Term Loan(e)	14.00%	02/10/15		999	699,627
HCA, Inc.,
Extended Term Loan B2	3.56%	03/31/17		1,027	1,033,592
Extended Term Loan B3	3.45%	05/01/18		2,510	2,526,460
HCR Healthcare, LLC, Term Loan	5.00%	04/06/18		132	127,266
Intertrust Group Holding S.A. (Netherlands),
Term Loan B(f)	—	02/15/20		1,071	1,073,472
Term Loan B	4.58%	02/15/20	EUR	1,833	2,403,728
Kindred Healthcare, Inc.,
Term Loan	5.25%	06/01/18		3,995	4,003,709
Term Loan	5.25%	06/01/18		1,179	1,181,910
Kinetic Concepts, Inc.,
Term Loan C1	5.50%	05/04/18		9,241	9,382,766
Term Loan C1	5.75%	05/04/18	EUR	4,950	6,498,014
Lagrummet December NR 16 AB (Sweden), Mezzanine(f)	—	03/30/17	EUR	3,000	3,981,920
Sage Products Holdings, LLC, Term Loan B	4.25%	12/13/19		802	804,644
Surgery Center Holdings, Inc., Term Loan B (Acquired 05/09/11; Cost $1,143,164)	6.50%	02/06/17		1,147	1,149,974
Surgical Care Affiliates, Inc.,
Extended Revolver Loan(c)	0.00%	06/30/16		6,250	5,875,000
Extended Term Loan	4.31%	12/29/17		3,487	3,501,096
TriZetto Group, Inc.,
Second Lien Term Loan D	8.50%	03/28/19		2,510	2,524,324
Term Loan	4.75%	05/02/18		1,990	1,993,212
Vitalia Holdco S.a.r.l. (Switzerland), Second Lien Term Loan	9.12%	01/28/19	EUR	1,500	1,887,335
Western Dental Services, Inc., Term Loan B	8.25%	11/01/18		1,786	1,787,861
					75,157,632

Home Furnishings–0.84%
Serta Simmons Holdings, LLC, Term Loan	5.00%	10/01/19		5,834	5,911,520
Springs Windows Fashions, LLC, Term Loan B	6.00%	05/31/17		1,186	1,191,306
Tempur-Pedic International Inc., Term Loan B	5.00%	12/12/19		1,071	1,087,007
					8,189,833

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

11                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Industrial Equipment–2.58%
Alliance Laundry Systems LLC, Second Lien Term Loan (Acquired 12/07/12; Cost $623,121)	9.50%	12/10/19		$629	$642,595
Ameriforge Group, Inc.,
First Lien Term Loan	5.00%	12/19/19		1,702	1,723,495
Second Lien Term Loan	8.75%	12/21/20		504	514,393
Apex Tool Group, LLC, Term Loan B	4.50%	01/31/20		3,121	3,158,336
Generac Power Systems, Inc., Term Loan B	6.25%	05/30/18		1,633	1,672,030
Grede LLC, Term Loan B (Acquired 04/05/12-12/18/12; Cost $3,683,029)	7.00%	04/03/17		3,732	3,769,593
KION Group GmbH (Germany),
Extended Term Loan B2	4.12%	12/28/17	EUR	1,002	1,309,479
Extended Term Loan C2	4.12%	12/28/17	EUR	1,002	1,309,479
Tank Holding Corp., Term Loan	4.25%	07/09/19		4,069	4,092,257
Unifrax Corp.,
Term Loan	4.25%	11/28/18		406	409,935
Term Loan	5.25%	11/28/18	EUR	2,530	3,319,813
WESCO Distribution, Inc., Term Loan B	4.50%	12/12/19		3,134	3,172,814
					25,094,219

Insurance–0.52%
AmWINS Group, Inc., First Lien Term Loan	5.00%	09/06/19		679	676,807
Compass Investors Inc., Term Loan	5.25%	12/27/19		1,109	1,118,844
HMSC Holdings Corp., Second Lien Term Loan	5.70%	10/03/14		1,750	1,612,187
Sedgwick CMS Holdings, Inc., Second Lien Term Loan	9.00%	05/30/17		1,600	1,624,000
					5,031,838

Leisure Goods, Activities & Movies–2.88%
24 Hour Fitness Worldwide, Inc., Term Loan B	7.50%	04/22/16		3,753	3,793,100
Alpha Topco Ltd. (United Kingdom), Term Loan B2	6.00%	04/30/19		4,774	4,849,074
AMF Bowling Worldwide, Inc.,
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $60,000)(c)	0.00%	06/30/13		60	60,000
DIP Delayed Draw Term Loan (Acquired 12/14/12; Cost $140,000)	7.58%	06/30/13		140	140,000
Bright Horizons Family Solutions, Inc., Term Loan B	4.00%	01/30/20		4,216	4,251,098
Equinox Holdings, Inc., First Lien Term Loan	5.50%	01/31/20		2,680	2,711,774
IMG Worldwide, Inc., Term Loan B	5.50%	06/16/16		547	551,939
Vue Entertainment Investment Ltd. (United Kingdom),
Term Loan B	5.51%	12/21/17	GBP	2,375	3,602,670
Term Loan B3	5.22%	12/21/17	EUR	1,501	1,961,027
Term Loan C	6.01%	12/21/18	GBP	1,167	1,773,516
Zuffa LLC, Term Loan B	4.50%	02/25/20		4,417	4,394,651
					28,088,849

Lodging & Casinos–5.16%
Boyd Gaming Corp.,
Class A Revolver Loan(c)	0.00%	12/17/15		628	610,624
Class A Revolver Loan	2.71%	12/17/15		1,452	1,410,436
Term Loan	5.75%	11/20/17		217	220,941
Caesars Entertainment Operating Co.,
Extended Term Loan B5	4.45%	01/28/18		61	55,839
Extended Term Loan B6	5.45%	01/28/18		29,042	26,754,779
Incremental Term Loan B4	9.50%	10/31/16		485	495,631
Cannery Casino Resorts, LLC,
Second Lien Term Loan	10.00%	10/02/19		659	633,206
Term Loan B	6.00%	10/02/18		3,550	3,603,084
Centaur Acquisition, LLC, First Lien Term Loan(f)	—	02/20/19		2,238	2,250,295

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

12                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*	Value
Lodging & Casinos–(continued)
Golden Nugget, Inc.,
PIK Delayed Draw Term Loan(e)	3.21%	06/30/14	$230	$222,531
PIK Term Loan B(e)	3.21%	06/30/14	400	386,391
MGM Resorts International, Term Loan B	4.25%	12/20/19	4,464	4,527,243
Station Casinos, Inc., Term Loan B	5.50%	09/28/19	1,591	1,604,024
Tropicana Entertainment Inc., Term Loan B	7.50%	03/16/18	2,712	2,738,866
Twin River Worldwide Holdings, Inc., Term Loan	8.50%	11/05/15	4,725	4,774,038
				50,287,928

Nonferrous Metals & Minerals–0.65%
Arch Coal, Inc., Term Loan B	5.75%	05/16/18	4,161	4,245,429
Noranda Aluminum Acquisition Corp., Term Loan B	6.75%	02/28/19	2,037	2,050,881
				6,296,310

Oil & Gas–4.45%
Buffalo Gulf Coast Terminals LLC, Term Loan	5.25%	10/31/17	6,284	6,385,618
Chesapeake Energy Corp., Term Loan	5.75%	12/02/17	6,091	6,232,808
CITGO Petroleum Corp., Term Loan B	8.00%	06/24/15	584	590,135
Crestwood Holdings LLC, Term Loan B	9.75%	03/26/18	2,718	2,800,493
NGPL PipeCo LLC, Term Loan B	6.75%	09/15/17	5,125	5,234,522
Obsidian Natural Gas Trust (United Kingdom), Term Loan	7.00%	11/02/15	1,206	1,228,748
Plains Exploration & Production Co., Term Loan	4.00%	11/30/19	3,500	3,518,875
Samson Investment Co., Second Lien Term Loan	6.00%	09/25/18	3,799	3,843,747
Saxon Enterprises, LLC, Term Loan B	6.75%	02/15/19	2,869	2,900,851
Tallgrass Operations, LLC, Term Loan	5.25%	11/13/18	4,068	4,132,317
Tervita Corp. (Canada), Term Loan	6.25%	05/15/18	3,042	3,066,664
Willbros United States Holdings, Inc., Term Loan B	9.50%	06/30/14	3,401	3,375,757
				43,310,535

Publishing–3.97%
Affiliated Media, Inc., Term Loan	8.50%	03/19/14	506	503,564
Cenveo Corp., Term Loan B	7.00%	12/21/16	4,970	5,005,146
EMI Music Publishing Ltd., Term Loan B	5.50%	06/29/18	2,356	2,388,837
Getty Images, Inc., Term Loan B	4.75%	10/18/19	9,042	9,131,253
Harland Clarke Holdings Corp., Term Loan B2	5.45%	06/30/17	1,109	1,090,689
Knowledgepoint360 Group, LLC,
First Lien Term Loan (Acquired 01/17/08; Cost $898,565)	3.55%	04/14/14	906	792,787
Second Lien Term Loan (Acquired 10/01/07-01/17/08; Cost $1,969,841)	7.29%	04/13/15	2,000	1,450,000
MediMedia USA, Inc.,
Extended Revolver Loan(c)	0.00%	08/15/14	340	307,311
Extended Revolver Loan	3.11%	08/15/14	257	232,143
Extended Term Loan B (Acquired 01/03/13; Cost $321,896)	6.25%	08/15/14	339	317,319
Merrill Communications, LLC, PIK Second Lien Term Loan(d)(e)	7.25%	11/15/13	4,910	4,137,841
Newsday LLC, Term Loan	3.70%	10/12/16	2,289	2,288,746
ProQuest LLC, Term Loan B	6.00%	04/13/18	2,428	2,449,480
Southern Graphics, Inc., Term Loan	5.00%	10/17/19	3,040	3,085,178
Tribune Co., Exit Term Loan	4.00%	12/31/19	4,464	4,493,025
Yell Group PLC, Term Loan B1(d)	0.00%	07/31/14	5,235	948,905
				38,622,224

Radio & Television–6.11%
Barrington Broadcasting Group LLC, Term Loan B	7.50%	06/14/17	428	432,398
Clear Channel Communications, Inc., Term Loan B	3.85%	01/29/16	18,811	16,154,149

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Radio & Television–(continued)
FoxCo Acquisition Sub, LLC, Term Loan B	5.50%	07/14/17		$2,560	$2,598,778
Granite Broadcasting Corp., Term Loan B (Acquired 05/21/12; Cost $2,512,122)	8.50%	05/23/18		2,568	2,587,549
Gray Television, Inc., Term Loan B	4.75%	10/12/19		2,207	2,235,135
Lavena Holding 4 GmbH (Germany),
Revolver Loan(c)	0.00%	03/06/15	EUR	1,146	1,439,844
Revolver Loan	1.87%	03/06/15	EUR	5,104	6,413,852
Media Holdco, L.P., Term Loan B	7.25%	06/25/18		1,606	1,622,033
Mission Broadcasting, Inc., Term Loan B	4.50%	12/03/19		177	179,700
Multicultural Radio Broadcasting, Inc., Term Loan	7.00%	06/04/17		678	671,944
NEP/NCP Holdco, Inc., Second Lien Term Loan	9.50%	07/22/20		155	160,219
Nexstar Broadcasting, Inc., Term Loan	4.50%	12/03/19		418	425,059
Nine Entertainment Co., Term Loan B	3.50%	02/05/20		3,350	3,357,060
Raycom TV Broadcasting, Inc., Term Loan B	4.25%	05/31/17		3,063	3,067,303
Tyrol Acquisitions (France),
Extended Term Loan D	3.12%	01/29/16	EUR	3,000	3,598,421
Revolver Loan (Acquired 05/31/12; Cost $1,545,626)(c)	0.00%	01/31/14	EUR	1,250	1,468,743
Revolver Loan (Acquired 03/03/11-02/22/13; Cost $967,874)	2.46%	01/31/14	EUR	752	883,726
Second Lien Term Loan	3.37%	07/29/16	EUR	2,193	2,573,881
Term Loan C	2.37%	01/29/16	EUR	1,500	1,819,616
Univision Communications Inc., Extended Term Loan	4.45%	03/31/17		7,735	7,760,902
					59,450,312

Retailers (except Food & Drug)–2.99%
Academy, Ltd., Term Loan	4.75%	08/03/18		647	656,459
Collective Brands, Inc., Term Loan	7.25%	10/09/19		1,479	1,495,166
David’s Bridal, Inc., Revolver Loan	0.00%	10/05/17		1,848	1,685,365
Educate, Inc., Term Loan (Acquired 06/29/07; Cost $476,630)(f)	—	06/16/14		477	457,565
Guitar Center Inc., Extended Term Loan	5.56%	04/10/17		4,937	4,887,812
National Vision, Inc., Term Loan B	7.00%	08/02/18		1,767	1,788,941
Neiman Marcus Group, Inc. (The), Term Loan B	4.00%	05/16/18		1,157	1,159,218
OSP Group, Inc., Term Loan	5.50%	02/05/20		2,108	2,129,166
Pep Boys–Manny, Moe & Jack (The), Term Loan B	5.00%	10/11/18		401	406,278
Salsa Retail Holding Debtco 1 S.a r.l. (Germany), PIK Term Loan B(e)	7.00%	02/08/18	EUR	3,570	4,440,149
Savers Inc., Term Loan	5.00%	07/09/19		4,910	4,965,290
Toys ‘R’ Us-Delaware, Inc.,
Term Loan	6.00%	09/01/16		1,201	1,176,220
Term Loan B2	5.25%	05/25/18		403	384,627
Term Loan B3	5.25%	05/25/18		266	253,138
Wilton Brands LLC, Term Loan	7.50%	08/30/18		3,180	3,222,074
					29,107,468

Steel–0.28%
Tube City IMS Corp., Term Loan	5.75%	03/20/19		1,343	1,357,861
Waupaca Foundry, Inc., Term Loan	5.75%	06/29/17		1,391	1,411,736
					2,769,597

Surface Transport–0.33%
JHCI Acquisition, Inc., First Lien Term Loan	2.71%	06/19/14		3,426	3,175,716

Telecommunications–7.47%
Avaya, Inc.,
Term Loan B1	3.04%	10/24/14		2,580	2,570,926
Term Loan B3	4.79%	10/26/17		9,663	9,022,023
Term Loan B5	8.00%	03/31/18		902	909,744

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Consolidated Communications, Inc.,
Extended Term Loan B	4.21%	12/31/17		$1,194	$1,197,706
Term Loan B3	5.25%	12/31/18		2,895	2,933,716
Cricket Communications, Inc., Term Loan	4.75%	10/10/19		1,400	1,408,824
Fairpoint Communications, Inc., Term Loan	7.50%	02/14/19		5,932	5,873,091
Fibernet (Netherlands),
Term Loan B (Acquired 08/29/07; Cost $1,331,936)(d)(g)	0.00%	12/20/14	EUR	980	0
Term Loan C (Acquired 08/29/07; Cost $1,330,968)(d)(g)	0.00%	12/20/15	EUR	980	0
Genesys Telecom Holdings, U.S., Inc.,
Term Loan	4.75%	02/08/20	EUR	3,500	4,580,847
Term Loan B	4.00%	02/08/20		1,127	1,135,873
Global Tel*Link Corp., Term Loan B	6.00%	12/14/17		2,281	2,291,518
Level 3 Communications, Inc., Term Loan	4.75%	08/01/19		11,693	11,810,418
MetroPCS Wireless, Inc., Term Loan B	4.00%	03/17/18		2,857	2,870,423
NTELOS Inc., Term Loan B	5.75%	11/09/19		5,389	5,282,941
Securus Technologies, Inc.,
Add on Term Loan	6.50%	05/31/17		580	579,954
Term Loan	6.50%	05/31/17		1,129	1,130,004
Syniverse Holdings, Inc., Delayed Draw Term Loan(c)	0.00%	04/23/19		4,733	4,732,747
TNS, Inc.,
First Lien Term Loan	5.00%	02/14/20		1,542	1,541,676
Second Lien Term Loan	9.00%	08/14/20		135	135,752
U.S. TelePacific Corp., Term Loan B	5.75%	02/23/17		3,016	3,019,599
West Corp., Revolver Loan(c)	0.00%	01/15/16		2,427	2,184,247
Wind Telecomunicazioni S.p.A., (Italy) Term Loan B1	4.37%	11/27/17	EUR	4,000	5,098,171
Windstream Corp., Term Loan B4	3.50%	01/23/20		2,457	2,478,550
					72,788,750

Utilities–3.51%
Calpine Corp., Term Loan B3	4.00%	10/09/19		7,182	7,249,984
LSP Madison Funding LLC, Term Loan	5.50%	06/28/19		1,767	1,802,227
NSG Holdings LLC, Term Loan	4.75%	12/11/19		725	739,706
Star West Generation LLC, Term Loan B	6.00%	05/17/18		4,389	4,412,346
Texas Competitive Electric Holdings Co., LLC,
Extended Term Loan	4.73%	10/10/17		9,193	6,304,875
Term Loan	3.73%	10/10/14		14,367	10,383,711
TPF Generation Holdings LLC, Second Lien Term Loan C	4.56%	12/15/14		3,330	3,330,208
					34,223,057
Total Variable Rate Senior Loan Interests					930,594,477

Notes–23.74%
Air Transport–0.63%
Air Lease Corp.	7.38%	01/30/19		5,112	5,469,431
Continental Airlines, Inc.(h)	6.75%	09/15/15		650	685,750
					6,155,181

Automotive–0.77%
Goodyear Tire & Rubber Co. (The)	6.50%	03/01/21		1,517	1,549,236
HDTFS, Inc.(h)	5.88%	10/15/20		855	893,475
Schaeffler Finance B.V. (Netherlands)(h)	8.50%	02/15/19		754	859,560
Schaeffler Finance B.V. (Netherlands)(h)	8.75%	02/15/19	EUR	2,800	4,185,519
					7,487,790

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Business Equipment & Services–0.45%
First Data Corp.(h)	6.75%	11/01/20		$4,216	$4,342,480

Cable & Satellite Television–3.76%
Charter Communications Operating LLC	7.00%	01/15/19		—	463
Lynx I Corp.(h)	6.00%	04/15/21	GBP	3,000	4,687,685
Lynx II Corp.(h)	7.00%	04/15/23	GBP	3,000	4,704,752
Telenet BidCo N.V. (Belgium)(h)	6.38%	11/15/20	EUR	3,800	5,184,337
Telenet BidCo N.V. (Belgium)(h)	6.75%	08/15/24	EUR	750	1,028,120
UnityMedia Hessen GmbH (Germany)(h)	5.13%	01/21/23	EUR	5,625	7,221,810
UPC Broadband Holdings, B.V. (Netherlands)(h)	8.38%	08/15/20	EUR	4,000	5,724,835
UPC Broadband Holdings, B.V. (Netherlands)(h)	7.25%	11/15/21		2,941	3,242,453
UPC Broadband Holdings, B.V. (Netherlands)(h)	6.88%	01/15/22		236	256,786
YPSO Holding S.A. (France)(h)	8.75%	02/15/19	EUR	3,230	4,606,990
					36,658,231

Chemicals & Plastics–1.38%
DuPont Performance Coatings, Inc.(h)	5.75%	02/01/21	EUR	4,300	5,740,175
Ineos Holdings Ltd.(h)	8.38%	02/15/19		328	359,980
Ineos Holdings Ltd.(h)	7.50%	05/01/20		211	228,407
Hexion Specialty Chemicals, Inc.(h)	6.63%	04/15/20		6,294	6,246,795
Taminco Global Chemical Corp.(h)	9.75%	03/31/20		761	844,710
					13,420,067

Containers & Glass Products–3.65%
Ardagh Glass Finance (Ireland)(h)	7.13%	06/15/17	EUR	3,000	4,014,565
Ardagh Glass Finance (Ireland)(h)	7.38%	10/15/17	EUR	1,150	1,636,506
Ardagh Glass Finance (Ireland)(h)	8.75%	02/01/20	EUR	4,000	5,483,308
Ardagh Glass Finance (Ireland)(h)	7.00%	11/15/20		1,008	1,014,300
Ardagh Glass Finance (Ireland)(h)	4.88%	11/15/22		605	598,950
Ardagh Glass Finance (Ireland)(h)	5.00%	11/15/22	EUR	750	976,714
Berry Plastics Group, Inc.(i)	5.05%	02/15/15		6,456	6,457,614
Reynolds Group Holdings Inc.	7.88%	08/15/19		936	1,037,790
Reynolds Group Holdings Inc.	9.88%	08/15/19		4,453	4,887,168
Reynolds Group Holdings Inc.	5.75%	10/15/20		5,159	5,339,565
Reynolds Group Holdings Inc.	6.88%	02/15/21		1,043	1,114,706
Smurfit Kappa Acquisitions (Ireland)(h)	4.13%	01/30/20	EUR	2,334	3,016,681
					35,577,867

Cosmetics & Toiletries–0.42%
Ontex IV S.A. (Netherlands)(h)	7.50%	04/15/18	EUR	3,000	4,092,898

Electronics & Electrical–0.04%
Hellermanntyton Beta S.a r.l. (Luxembourg)(h)(i)	5.25%	12/15/17	EUR	300	395,581

Financial Intermediaries–0.47%
TMF Group Holding B.V. (Netherlands)(h)(i)	5.57%	12/01/18	EUR	2,450	3,214,589
TMF Group Holding B.V. (Netherlands)(h)	9.88%	12/01/19	EUR	1,000	1,325,133
					4,539,722

Food Products–0.05%
Chiquita Brands LLC(h)	7.88%	02/01/21		451	459,456

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Forest Products–0.29%
Verso Paper Holding LLC	11.75%	01/15/19		$2,192	$2,315,300
Verso Paper Holding LLC(h)	11.75%	01/15/19		440	464,750
					2,780,050

Healthcare–2.48%
Accellent Inc.	8.38%	02/01/17		3,107	3,301,187
Accellent Inc.	10.00%	11/01/17		2,706	2,388,045
Apria Healthcare Group, Inc.	11.25%	11/01/14		6,167	6,374,792
Biomet Inc.(h)	6.50%	08/01/20		652	694,380
DJO Finance LLC	8.75%	03/15/18		1,861	2,056,405
Kindred Healthcare, Inc.	8.25%	06/01/19		1,094	1,094,000
Labco SAS (France)(h)	8.50%	01/15/18	EUR	2,000	2,787,348
Voyage Care Bondco PLC (United Kingdom)(h)	6.50%	08/01/18	GBP	3,500	5,429,143
					24,125,300

Home Furnishings–0.19%
Targus Group International, Inc. PIK (Acquired 12/16/09-12/14/11; Cost $5,224,758)(e)(h)(j)	10.00%	06/14/19		1,866	1,865,968

Industrial Equipment–0.36%
KM Germany Holding GmbH (Germany)(h)	8.75%	12/15/20	EUR	2,500	3,492,998

Leisure Goods, Activities & Movies–0.92%
Corleone Capital Ltd. (United Kingdom)(h)	9.00%	08/01/18	GBP	5,656	8,966,555

Lodging & Casinos–0.07%
Chester Downs & Marina LLC(h)	9.25%	01/15/20		750	723,750

Nonferrous Metals & Minerals–0.37%
TiZir Ltd. (United Kingdom)	9.00%	09/28/17		3,500	3,596,250

Oil & Gas–0.80%
NGPL PipeCo LLC(h)	9.63%	06/01/19		1,059	1,233,735
Seadrill Ltd. (Bermuda)	6.50%	10/05/15		5,500	5,788,750
Tervita Corp. (Canada)(h)	8.00%	11/15/18		770	798,414
					7,820,899

Radio & Television–1.21%
Clear Channel Communications, Inc.(h)	9.00%	12/15/19		5,337	4,990,095
Univision Communications Inc.(h)	6.75%	09/15/22		6,286	6,804,595
					11,794,690

Retailers (except Food & Drug)–0.23%
Claire’s Stores, Inc.(h)	9.00%	03/15/19		2,009	2,232,501

Surface Transport–1.64%
Avis Budget Car Rental, LLC(h)	6.00%	03/01/21	EUR	3,250	4,283,019
Nobina Europe AB (Sweden)(h)	11.00%	10/31/17	SEK	82,933	11,733,321
					16,016,340

Telecommunications–2.26%
Goodman Networks, Inc.(h)	12.13%	07/01/18		3,960	4,415,400
Matterhorn Mobile S.A. (Luxembourg)(h)(i)	5.40%	05/15/19	CHF	500	542,782
Matterhorn Mobile S.A. (Luxembourg)(h)	8.25%	02/15/20	EUR	5,000	7,131,564
Sunrise Communications AG (Luxembourg)(h)(i)	4.94%	12/31/17	EUR	1,000	1,331,661
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	02/15/18	EUR	2,000	2,705,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17                         Invesco Dynamic Credit Opportunities Fund

	Interest Rate	Maturity Date	Principal Amount (000)*		Value
Telecommunications–(continued)
Wind Telecomunicazioni S.p.A. (Italy)(h)	7.38%	02/15/18	EUR	2,250	$3,038,830
Windstream Corp.	7.50%	06/01/22		2,709	2,864,768
Windstream Corp.(h)	6.38%	08/01/23		20	19,700
					22,050,456

Utilities–1.30%
Calpine Corp.(h)	7.50%	02/15/21		980	1,066,238
Calpine Corp.(h)	7.88%	01/15/23		—	163
NRG Energy Inc.(h)	6.63%	03/15/23		1,103	1,174,695
NRG Energy Inc.	7.63%	05/15/19		9,700	10,451,750
					12,692,846
Total Notes					231,287,876

Structured Products–6.66%
Apidos Cinco CDO Ltd. (Cayman Islands)(i)	4.54%	05/14/20		930	856,102
Apidos IX CDO Ltd. (Cayman Islands)(h)(i)	6.80%	07/15/23		2,660	2,652,232
Apidos Quattro CDO Ltd. (Cayman Islands)(h)(i)	3.90%	01/20/19		631	559,933
Apidos X CDO Ltd. (Cayman Islands)(h)(i)	6.73%	10/30/22		3,499	3,464,862
Apidos XI CDO Ltd. (Cayman Islands)(h)(i)	5.25%	01/17/23		4,830	4,527,504
Ares XI CLO Ltd.(h)(i)	3.31%	10/11/21		792	738,611
Atrium IV CDO Corp.(h)	9.18%	06/08/19		328	336,503
Centurion CDO 15 Ltd.(h)(i)	2.56%	03/11/21		2,750	2,493,318
Clear Lake CLO 2006-1A Ltd.(h)(i)	1.76%	12/20/20		3,000	2,653,973
Columbus Nova CLO Ltd.(h)(i)	3.89%	05/16/19		1,747	1,544,874
Columbus Nova CLO Ltd.(i)	3.89%	05/16/19		1,367	1,208,840
Flagship CLO VI Corp.(h)(i)	5.06%	06/10/21		922	844,030
Flagship CLO VI Corp.(i)	5.06%	06/10/21		3,085	2,822,802
Four Corners CLO II, Ltd.(h)(i)	2.15%	01/26/20		209	190,565
Four Corners CLO II, Ltd.(i)	2.15%	01/26/20		70	63,826
Genesis 2007-1 CLO Ltd.(h)(i)	6.81%	10/10/14		2,713	2,756,712
Gramercy Park CLO Ltd.(h)(i)	6.18%	07/17/23		3,708	3,546,615
Halcyon Loan Investors CLO II, Ltd. (Cayman Islands)(h)(i)	3.90%	04/24/21		2,121	1,876,998
ING Investment Management CLO III, Ltd.(h)(i)	3.80%	12/13/20		1,842	1,623,041
ING Investment Management CLO III, Ltd.(h)(i)	6.15%	10/15/22		1,261	1,237,676
ING Investment Management CLO IV, Ltd. (Cayman Islands)(h)(i)	4.55%	06/14/22		395	353,538
ING Investment Management CLO IV, Ltd.(h)(i)	5.75%	10/15/23		4,765	4,616,831
KKR Financial CLO Ltd.(h)(i)	5.50%	12/15/24		4,900	4,744,683
Madison Park Funding IV Ltd.(h)(i)	3.91%	03/22/21		3,361	3,109,775
Pacifica CDO VI, Ltd.(h)(i)	4.04%	08/15/21		1,538	1,365,169
Sierra CLO II Ltd.(i)	3.80%	01/22/21		1,696	1,399,301
Silverado CLO II Ltd.(h)(i)	4.05%	10/16/20		2,050	1,802,532
Slater Mill Loan Fund, L.P.(h)(i)	5.79%	08/17/22		3,076	2,990,070
Symphony CLO IX, Ltd.(h)(i)	5.30%	04/16/22		5,126	4,775,973
Symphony CLO VIII, Ltd.(h)(i)	6.06%	01/09/23		2,790	2,714,156
Symphony CLO XI, Ltd.(h)(i)	5.31%	01/17/25		1,030	1,030,484
Total Structured Products					64,901,529

			Shares

Common Stocks & Other Equity Interests–1.74%
Building & Development–0.18%
Axia Acquisition Corp.(h)(k)				101	251,400
Building Materials Holding Corp.(h)(k)				512,204	793,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Building & Development–(continued)
Lake at Las Vegas Joint Venture, LLC, Class A (Acquired 07/15/10; Cost $24,140,508)(h)(k)	2,339	$0
Lake at Las Vegas Joint Venture, LLC, Class B (Acquired 07/15/10; Cost $285,788)(h)(k)	28	0
Lake at Las Vegas Joint Venture, LLC, Class C Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	117	0
Lake at Las Vegas Joint Venture, LLC, Class D Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	161	0
Lake at Las Vegas Joint Venture, LLC, Class E Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	180	0
Lake at Las Vegas Joint Venture, LLC, Class F Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	202	0
Lake at Las Vegas Joint Venture, LLC, Class G Wts., expiring 07/15/15 (Acquired 07/15/10; Cost $0)(h)(k)	229	0
Newhall Holding Co., LLC Class A(h)(k)	235,259	352,889
Rhodes Homes(h)(k)	750,544	187,636
WCI Communities, Inc.(h)(k)	1,830	128,100
		1,713,941

Chemicals & Plastics–0.02%
Metokote Corp. Wts., expiring 11/22/23 (Acquired 12/05/11; Cost $0)(h)(k)	131	226,695

Conglomerates–0.04%
Euramax International, Inc.(h)(k)	1,870	387,983

Cosmetics & Toiletries–0.09%
Marietta Intermediate Holding Corp. (Acquired 07/13/07; Cost $2,591,511)(h)(k)	1,641,483	886,401
Marietta Intermediate Holding Corp. Wts., expiring 02/20/19 (Acquired 07/12/07; Cost $0)(h)(k)	413,194	0
		886,401

Electric Utilities–0.00%
Bicent Power, LLC Series A, Wts., expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	2,024	0
Bicent Power, LLC Series B, Wts., expiring 08/21/22 (Acquired 08/21/12; Cost $0)(h)(k)	3,283	0
		0

Financial Intermediaries–0.00%
RJO Holdings Corp.(h)(k)	2,144	21,440
RJO Holdings Corp. Class A(h)(k)	1,142	571
RJO Holdings Corp. Class B(h)(k)	3,333	1,667
		23,678

Home Furnishings–0.08%
Targus Group International, Inc. (Acquired 12/16/09; Cost $0)(h)(j)(k)	62,413	824,476

Leisure Goods, Activities & Movies–0.85%
MEGA Brands Inc. (Canada)(k)	30,040	343,439
Metro-Goldwyn-Mayer Inc. Class A(h)(k)	200,602	7,911,342
		8,254,781

Lodging & Casinos–0.21%
Twin River Worldwide Holdings, Inc., Class A(h)(k)	41,966	904,913
Twin River Worldwide Holdings, Inc., Class B(h)(k)	5,500	1,100,000
		2,004,913

Oil & Gas–0.00%
Vitruvian Exploration LLC(h)(k)	76,400	19,100

Publishing–0.26%
Affiliated Media, Inc.(h)(k)	87,369	1,135,795
Endurance Business Media, Inc. Class A(h)(k)	4,753	47,531

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19                         Invesco Dynamic Credit Opportunities Fund

	Shares	Value
Publishing–(continued)
SuperMedia, Inc.(h)(k)	7,080	$28,603
Tribune Co.(h)(k)	24,258	1,285,674
		2,497,603

Radio & Television–0.01%
AR Broadcasting, LLC Wts., expiring 02/15/18(h)(k)	213	57,577
Cumulus Media Holdings, Inc. Wts., expiring 06/29/19 (Acquired 01/14/10; Cost $0)(k)	1,568	3,293
		60,870

Surface Transport–0.00%
Nobina Europe AB (Sweden)(h)(k)	90,358,291	0
Total Common Stocks & Other Equity Interests		16,900,441

Preferred Stock–0.01%
Financial Intermediaries–0.01%
RTS Investor Corp.(h)(k)	649	49,965

Money Market Funds–1.14%
Liquid Assets Portfolio–Institutional Class(l)	5,569,154	5,569,154
Premier Portfolio–Institutional Class(l)	5,569,154	5,569,154
Total Money Market Funds		11,138,308
TOTAL INVESTMENTS–128.83% (Cost $1,294,442,844)		1,254,872,596
BORROWINGS–(24.64)%		(240,000,000)
OTHER ASSETS LESS LIABILITIES–(4.19)%		(40,851,774)
NET ASSETS–100.00%		$974,020,822

Investment Abbreviations:

CDO	– Collateralized Debt Obligation
CHF	– Swiss Franc
CLO	– Collateralized Loan Obligation
DIP	– Debtor-in-possession

EUR	– Euro
GBP	– British Pound
LOC	– Letter of Credit
PIK	– Payment in Kind

SEK	– Swedish Krona
Wts.	– Warrants

Notes to Schedule of Investments:

(a)	Variable rate senior loan interests are, at present, not readily marketable, not registered under the Securities Act of 1933, as amended (the “1933 Act”) and may be subject to contractual and legal restrictions on sale. Senior secured corporate loans and senior secured debt securities in the Fund’s portfolio generally have variable rates which adjust to a base, such as the London Inter-Bank Offered Rate (“LIBOR”), on set dates, typically every 30 days but not greater than one year; and/or have interest rates that float at a margin above a widely recognized base lending rate such as the Prime Rate of a designated U.S. bank.
(b)	Variable rate senior loan interests often require prepayments from excess cash flow or permit the borrower to repay at its election. The degree to which borrowers repay, whether as a contractual requirement or at their election, cannot be predicted with accuracy. As a result, the actual remaining maturity may be substantially less than the stated maturities shown. However, it is anticipated that the senior secured floating rate interests will have an expected average life of three to five years.
(c)	All or a portion of this holding is subject to unfunded loan commitments. Interest rate will be determined at the time of funding. See Note 9.
(d)	Defaulted security. Currently, the issuer is partially or fully in default with respect to interest payments. The aggregate value of these securities at February 28, 2013 was $5,625,391, which represented less than 1% of the Fund’s Net Assets.
(e)	All or a portion of this security is Payment-in-Kind.
(f)	This variable rate interest will settle after February 28, 2013, at which time the interest rate will be determined.
(g)	The borrower has filed for protection in federal bankruptcy court.
(h)	Security purchased or received in a transaction exempt from registration under the 1933 Act. The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at February 28, 2013 was $240,354,988, which represented 24.68% of the Fund’s Net Assets.
(i)	Interest or dividend rate is redetermined periodically. Rate shown is the rate in effect on February 28, 2013.
(j)	Affiliated company during the period. The Investment Company Act of 1940 defines affiliates as those companies in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the Investment Company Act of 1940) of that issuer. The aggregate value of these securities as of February 28, 2013 was $2,690,444, which represented less than 1% of the Fund’s Net Assets. See Note 5.
(k)	Non-income producing securities acquired through the restructuring of senior loans.
(l)	The money market fund and the Fund are affiliated by having the same investment adviser.
*	Principal amounts are denominated in U.S. dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20                         Invesco Dynamic Credit Opportunities Fund

Statement of Assets and Liabilities

February 28, 2013

Assets:
Investments, at value (Cost $1,278,079,778)	$1,241,043,844
Investments in affiliates, at value (Cost $16,363,066)	13,828,752
Total investments, at value (Cost $1,294,442,844)	1,254,872,596
Cash	16,360,252
Cash segregated as collateral for swap agreements	380,000
Cash segregated as collateral	699,164
Foreign currencies, at value (Cost $12,850,140)	11,065,703
Receivable for:
Investments sold	48,579,486
Interest and fees	8,960,629
Investments matured	5,290,155
Foreign currency contracts outstanding	6,124,306
Unrealized appreciation on swap agreements	7,161,686
Other assets	91,179
Total assets	1,359,585,156

Liabilities:
Payable for:
Borrowings	240,000,000
Investments purchased	133,250,470
Amount due to custodian — foreign currencies (Cost $4,538,631)	4,513,056
Accrued fees to affiliates	109
Accrued trustees’ and officers’ fees and benefits	7,880
Accrued other operating expenses	219,139
Premiums received on swap agreements	6,091,700
Upfront commitment fees	1,481,980
Total liabilities	385,564,334
Net assets applicable to shares outstanding	$974,020,822

Net assets consist of:
Shares of beneficial interest	$1,411,565,913
Undistributed net investment income	(15,954,637)
Undistributed net realized gain (loss)	(383,833,243)
Unrealized appreciation (depreciation)	(37,757,211)
$974,020,822

Shares outstanding, $0.01 par value per share:
Shares outstanding	74,073,880
Net asset value per share	$13.15
Market value per share	$13.29

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21                         Invesco Dynamic Credit Opportunities Fund

Statement of Operations

For the year ended February 28, 2013

Investment income:
Interest	$79,695,977
Dividends (net of foreign withholding taxes of $12,509)	1,787,122
Interest and dividends from affiliates	193,719
Other income	5,116,809
Total investment income	86,793,627

Expenses:
Advisory fees	14,935,291
Administrative services fees	215,931
Custodian fees	428,090
Interest, facilities and maintenance fees	3,516,745
Transfer agent fees	57,869
Trustees’ and officers’ fees and benefits	65,953
Other	413,999
Total expenses	19,633,878
Less: Fees waived and expense offset arrangement(s)	(4,519)
Net expenses	19,629,359
Net investment income	67,164,268

Realized and unrealized gain (loss):
Net realized gain from:
Investment securities	(4,480,190)
Foreign currencies	262,857
Foreign currency contracts	(2,251,493)
Swap agreements	8,762,286
2,293,460
Change in net unrealized appreciation (depreciation) of:
Investment securities	49,496,893
Foreign currencies	1,875,095
Foreign currency contracts	9,576,666
Swap agreements	(6,255,028)
54,693,626
Net realized and unrealized gain	56,987,086
Net increase in net assets resulting from operations	$124,151,354

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22                         Invesco Dynamic Credit Opportunities Fund

Statement of Changes in Net Assets

For the years ended February 28, 2013 and February 29, 2012

	2013	2012
Operations:
Net investment income	$67,164,268	$62,213,262
Net realized gain (loss)	2,293,460	(51,345,748)
Change in net unrealized appreciation	54,693,626	(13,567,641)
Net increase (decrease) in net assets resulting from operations	124,151,354	(2,700,127)
Distributions to shareholders from net investment income	(66,647,279)	(65,399,832)
Net change in net assets from operations	57,504,075	(68,099,959)
Net change in net assets resulting from share transactions	280,738	517,806
Net increase (decrease) in net assets	57,784,813	(67,582,153)

Net assets:
Beginning of year	916,236,009	983,818,162
End of year (includes undistributed net investment income of $(15,954,637) and $(18,263,040), respectively)	$974,020,822	$916,236,009

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23                         Invesco Dynamic Credit Opportunities Fund

Statement of Cash Flows

For the year ended February 28, 2013

Cash provided by operating activities:
Net increase in net assets resulting from operations	$124,151,354

Adjustments to reconcile net decrease in net assets from operations to net cash provided by (used in) operating activities:
Purchases of investments	(1,584,316,254)
Proceeds from sales of investments	1,563,150,614
Net change in transactions in swap agreements	6,255,028
Net change in commitment fees	463,830
Net change in transactions in foreign currency contracts	(9,576,666)
Increase in receivables and other assets	(4,633,522)
Amortization of loan fees	1,796,207
Accretion of discounts on investment securities	(12,502,988)
Decrease in accrued expenses and other payables	(868,700)
Net unrealized appreciation on investment securities	(49,496,893)
Net realized loss from investment securities	4,480,190
Net cash provided by operating activities	38,902,200

Cash provided by (used in) financing activities:
Dividends paid to shareholders	(66,542,642)
Increase in of line of credit	8,000,000
Increase in payable for amount due custodian	4,464,127
Net cash provided by (used in) financing activities	(54,078,515)
Net decrease in cash and cash equivalents	(15,176,315)
Cash and cash equivalents at beginning of period	53,740,578
Cash and cash equivalents at end of period	$38,564,263

Non-cash financing activities:
Value of shares of beneficial interest issued in reinvestment of dividends paid to shareholders	$280,738

Supplemental disclosure of cash flow information:
Cash paid during the year ended February 28, 2013 for interest, facilities and maintenance fees	$3,554,895

Notes to Financial Statements

February 28, 2013

NOTE 1—Significant Accounting Policies

Invesco Dynamic Credit Opportunities Fund, formerly Invesco Van Kampen Dynamic Credit Opportunities Fund (the “Fund”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, closed-end management investment company.

The Fund’s investment objective is to seek a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to achieve its objectives by investing primarily in a portfolio of interests in floating or variable senior loans to corporations, partnerships, and other entities which operate in a variety of industries and geographic regions. The Fund borrows money for investment purposes which may create the opportunity for enhanced return, but also should be considered a speculative technique and may increase the Fund’s volatility.

The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A.	Security Valuations — Senior secured floating rate loans and senior secured floating rate debt securities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may reflect appropriate factors such as ratings, tranche type, industry, company performance, spread, individual trading characteristics, institution-size trading in similar groups of securities and other market data.

Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market (but not securities reported on the NASDAQ Stock Exchange) are valued based on the prices furnished by independent pricing services, in which case the securities may be considered fair valued, or by market makers. Each security reported on the NASDAQ Stock Exchange is valued at the NASDAQ Official Closing Price (“NOCP”) as of the close of the customary trading session on the valuation date or absent a NOCP, at the closing bid price.

Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and the ask prices from the exchange on which they are principally traded. Options not listed on an exchange are

24                         Invesco Dynamic Credit Opportunities Fund

valued by an independent source at the mean between the last bid and ask prices. For purposes of determining net asset value per share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investments in open-end and closed-end registered investment companies that do not trade on an exchange are valued at the end of day net asset value per share. Investments in open-end and closed-end registered investment companies that trade on an exchange are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible bonds) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance.

Foreign securities’ (including foreign exchange contracts) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the NYSE. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that the Adviser determines are significant and make the closing price unreliable, the Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trade is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value equity securities. The mean between the last bid and asked prices is used to value debt obligations, including corporate loans.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith by or under the supervision of the Trust’s officers following procedures approved by the Board of Trustees. Issuer specific events, market trends, bid/ask quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Valuations change in response to many factors including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Securities Transactions and Investment Income — Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income is recorded on the accrual basis from the settlement date. Facility fees received may be amortized over the life of the loan. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Bond premiums and discounts are amortized and/or accreted for financial reporting purposes.

The Fund may periodically participate in litigation related to Fund investments. As such, the Fund may receive proceeds from litigation settlements. Any proceeds received are included in the Statement of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Other income is comprised primarily of amendment fees which are recorded when received. Amendment fees are received in return for changes in the terms of the loan or note.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statement of Operations and the Statement of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of the Fund’s net asset value and, accordingly, they reduce the Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statement of Operations and Statement of Changes in Net Assets, or the net investment income per share and ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between the Fund and the investment adviser.

C.	Country Determination — For the purposes of making investment selection decisions and presentation in the Schedule of Investments, the investment adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.
D.	Distributions — Distributions from income are declared and paid monthly. Distributions from net realized capital gain, if any, are generally declared and paid annually and recorded on the ex-dividend date. The Trust may elect to treat a portion of the proceeds from redemptions as distributions for federal income tax purposes.

25                         Invesco Dynamic Credit Opportunities Fund

E.	Federal Income Taxes — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Fund will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

The Fund files tax returns in the U.S. Federal jurisdiction and certain other jurisdictions. Generally, the Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

F.	Accounting Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period including estimates and assumptions related to taxation. Actual results could differ from those estimates by a significant amount. In addition, the Fund monitors for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.
G.	Indemnifications — Under the Trust’s organizational documents, each Trustee, officer, employee or other agent of the Trust is indemnified against certain liabilities that may arise out of the performance of their duties to the Fund. Additionally, in the normal course of business, the Fund enters into contracts, including the Fund’s servicing agreements, that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. The risk of material loss as a result of such indemnification claims is considered remote.
H.	Cash and Cash Equivalents — For the purposes of the Statement of Cash Flows, the Fund defines Cash and Cash Equivalents as cash (including foreign currency), money market funds and other investments held in lieu of cash and excludes investments made with cash collateral received.
I.	Securities Purchased on a When-Issued and Delayed Delivery Basis — The Fund may purchase and sell interests in Corporate Loans and Corporate Debt Securities and other portfolio securities on a when-issued and delayed delivery basis, with payment and delivery scheduled for a future date. No income accrues to the Fund on such interests or securities in connection with such transactions prior to the date the Fund actually takes delivery of such interests or securities. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of acquiring such securities, they may sell such securities prior to the settlement date.
J.	Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statement of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

The Fund may invest in foreign securities which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable.

K.	Foreign Currency Contracts — The Fund may enter into foreign currency contracts to manage or minimize currency or exchange rate risk. The Fund may also enter into foreign currency contracts for the purchase or sale of a security denominated in a foreign currency in order to “lock in” the U.S. dollar price of that security. A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The use of foreign currency contracts does not eliminate fluctuations in the price of the underlying securities the Fund owns or intends to acquire but establishes a rate of exchange in advance. Fluctuations in the value of these contracts are measured by the difference in the contract date and reporting date exchange rates and are recorded as unrealized appreciation (depreciation) until the contracts are closed. When the contracts are closed, realized gains (losses) are recorded. Realized and unrealized gains (losses) on the contracts are included in the Statement of Operations. The primary risks associated with foreign currency contracts include failure of the counterparty to meet the terms of the contract and the value of the foreign currency changing unfavorably. These risks may be in excess of the amounts reflected in the Statement of Assets and Liabilities.
L.	Swap Agreements — The Fund may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index, and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

A CDS is an agreement between Counterparties to exchange the credit risk of an issuer. A buyer of a CDS is said to buy protection by paying a fixed payment over the life of the agreement and in some situations an upfront payment to the seller of the CDS. If a defined credit event occurs

26                         Invesco Dynamic Credit Opportunities Fund

(such as payment default or bankruptcy), the Fund as a protection buyer would cease paying its fixed payment, the Fund would deliver eligible bonds issued by the reference entity to the seller, and the seller would pay the full notional value, or the “par value”, of the referenced obligation to the Fund. A seller of a CDS is said to sell protection and thus would receive a fixed payment over the life of the agreement and an upfront payment, if applicable. If a credit event occurs, the Fund as a protection seller would cease to receive the fixed payment stream, the Fund would pay the buyer “par value” or the full notional value of the referenced obligation, and the Fund would receive the eligible bonds issued by the reference entity. In turn, these bonds may be sold in order to realize a recovery value. Alternatively, the seller of the CDS and its counterparty may agree to net the notional amount and the market value of the bonds and make a cash payment equal to the difference to the buyer of protection. If no credit event occurs, the Fund receives the fixed payment over the life of the agreement. As the seller, the Fund would effectively add leverage to its portfolio because, in addition to its total net assets, the Fund would be subject to investment exposure on the notional amount of the CDS. In connection with these agreements, cash and securities may be identified as collateral in accordance with the terms of the respective swap agreements to provide assets of value and recourse in the event of default under the swap agreement or bankruptcy/insolvency of a party to the swap agreement. If a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties, the Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding. The Fund may obtain only limited recovery or may obtain no recovery in such circumstances. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the value of the contract. The risk may be mitigated by having a master netting arrangement between the Fund and the counterparty and by the designation of collateral by the counterparty to cover the Fund’s exposure to the counterparty.

Implied credit spreads represent the current level at which protection could be bought or sold given the terms of the existing CDS contract and serve as an indicator of the current status of the payment/performance risk of the CDS. An implied spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statement of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statement of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statement of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statement of Operations. The Fund segregates liquid securities having a value at least equal to the amount of the potential obligation of a Fund under any swap transaction. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate; the counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

M.	Industry Concentration — To the extent that the Fund is concentrated in securities of issuers in the banking and financial services industries, the Fund’s performance will depend to a greater extent on the overall condition of those industries. The value of these securities can be sensitive to changes in government regulation, interest rates and economic downturns in the U.S. and abroad.
N.	Leverage Risk — Leverage exists when a Fund can lose more than it originally invests because it purchases or sells an instrument or enters into a transaction without investing an amount equal to the full economic exposure of the instrument or transaction.
O.	Bank Loan Risk Disclosures — Although the resale, or secondary market for floating rate loans has grown substantially over the past decade, both in overall size and number of market participants, there is no organized exchange or board of trade on which floating rate loans are traded. Instead, the secondary market for floating rate loans is a private, unregulated interdealer or interbank resale market. Such a market may therefore be subject to irregular trading activity, wide bid/ask spreads, and extended trade settlement periods. Similar to other asset classes, bank loan funds may be exposed to counterparty credit risk, or the risk than an entity with which the Fund has unsettled or open transactions may fail to or be unable to perform on its commitments. The Fund manages counterparty credit risk by entering into transactions only with counterparties that they believe have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties.
P.	Foreign Risk — The Fund may invest in senior loans to borrowers that are organized or located in countries other than the United States. Investment in non-U.S. issuers involves special risks, including that non-U.S. issuers may be subject to less rigorous accounting and reporting requirements than U.S. issuers, less rigorous regulatory requirements, different legal systems and laws relating to creditors’ rights, the potential inability to enforce legal judgments and the potential for political, social and economic adversity. Investments by the Fund in non-U.S. dollar denominated investments will be subject to currency risk. The Fund also may hold non-U.S. dollar denominated senior loans or other securities received as part of a reorganization or restructuring. Trading in many foreign securities may be less liquid and more volatile than U.S. securities due to the size of the market or other factors.
Q.	Other Risks — The Fund may invest all or substantially of its assets in senior secured floating rate loans, senior secured debt securities or other securities rated below investment grade. These securities are generally considered to have speculative characteristics and are subject to greater risk of loss of principal and interest than higher rated securities. The value of lower quality debt securities and floating rate loans can be more volatile due to increased sensitivity to adverse issuer, political, regulatory, market or economic developments.

The Fund invests in Corporate Loans from U.S. or non-U.S. companies (the “Borrowers”). The investment of the Fund in a Corporate Loan may take the form of participation interests or assignments. If the Fund purchases a participation interest from a syndicate of lenders (“Lenders”) or one of the participants in the syndicate (“Participant”), one or more of which administers the loan on behalf of all the Lenders (the “Agent Bank”), the Fund would be required to rely on the Lender that sold the participation interest not only for the enforcement of the Fund’s rights against the Borrower but also for the receipt and processing of payments due to the Fund under the Corporate Loans. As such, the Fund is subject to the credit risk of the Borrower and the Participant. Lenders and Participants interposed between the Fund and a Borrower, together with Agent Banks, are referred to as “Intermediate Participants”.

27                         Invesco Dynamic Credit Opportunities Fund

R.	Interest, Facilities and Maintenance Fees — Interest, Facilities and Maintenance Fees include interest and related borrowing costs such as commitment fees and other expenses associated with lines of credit and interest and administrative expenses related to establishing and maintaining floating rate note obligations, if any.
S.	Collateral — To the extent the Fund has pledged or segregated a security as collateral and that security is subsequently sold, it is the Fund’s practice to replace such collateral no later than the next business day.

NOTE 2—Advisory Fees and Other Fees Paid to Affiliates

The Fund has entered into an investment advisory agreement with Invesco Advisers, Inc. (“the Adviser” or “Invesco”). Under the terms of the investment advisory agreement, the Fund pays an advisory fee to the Adviser monthly based on the annual rate of 1.25% of the Fund’s average daily managed assets. Managed assets for this purpose means the Funds’s net assets, plus assets attributable to outstanding preferred shares and the amount of any borrowings incurred for the purpose of leverage (whether or not such borrowed amounts are reflected in the Fund’s financial statements for purposes of GAAP.)

Under the terms of a master sub-advisory agreement between the Adviser and each of Invesco Asset Management Deutschland GmbH, Invesco Asset Management Limited, Invesco Asset Management (Japan) Limited, Invesco Australia Limited, Invesco Hong Kong Limited, Invesco Senior Secured Management, Inc. and Invesco Canada Ltd. (collectively, the “Affiliated Sub-Advisers”) the Adviser, not the Fund, may pay 40% of the fees paid to the Adviser to any such Affiliated Sub-Adviser(s) that provide(s) discretionary investment management services to the Fund based on the percentage of assets allocated to such Sub-Adviser(s).

The Adviser had contractually agreed, through June 30, 2012, to waive advisory fees and/or reimburse expenses to the extent necessary to limit the Fund’s expenses after fee waiver and/or expense reimbursement (excluding certain items discussed below) to 2.22%. In determining the Adviser’s obligation to waive advisory fees and/or reimburse expenses, the following expenses are not taken into account, and could cause the Fund’s expenses after fee waiver and/or expense reimbursement to exceed the limit reflected above: (1) interest, facilities and maintenance fees; (2) taxes; (3) dividend expense on short sales; (4) extraordinary or non-routine items, including litigation expenses; and (5) expenses that the Trust has incurred but did not actually pay because of an expense offset arrangement. The fee waiver agreement terminated on June 30, 2012. The Adviser did not waive fees and/or reimburse expenses during the period under this expense limitation.

Further, the Adviser has contractually agreed, through at least June 30, 2013, to waive the advisory fee payable by the Fund in an amount equal to 100% of the net advisory fees the Adviser receives from the affiliated money market funds on investments by the Fund of uninvested cash in such affiliated money market funds.

For the year ended February 28, 2013, the Adviser waived advisory fees of $4,110.

The Fund has entered into a master administrative services agreement with Invesco pursuant to which the Fund has agreed to pay Invesco for certain administrative costs incurred in providing accounting services to the Fund. For the year ended February 28, 2013, expenses incurred under this agreement are shown in the Statement of Operations as administrative services fees. Also, Invesco has entered into service agreements whereby State Street Bank and Trust Company (“SSB”) serves as custodian and fund accountant and provides certain administrative services to the Fund.

Certain officers and trustees of the Fund are officers and directors of Invesco.

NOTE 3—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3) generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.
Level 2 —	Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.
Level 3 —	Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

The following is a summary of the tiered valuation input levels, as of February 28, 2013. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Variable Rate Senior Loan Interests	$—	$861,937,087	$68,657,390	$930,594,477
Notes	—	229,421,908	1,865,968	231,287,876
Structured Products	—	64,901,529	—	64,901,529
Equity Securities	12,796,024	13,297,541	1,995,149	28,088,714
	$12,796,024	$1,169,558,065	$72,518,507	$1,254,872,596
Foreign Currency Contracts*	—	6,124,306	—	6,124,306
Swap Agreements*	—	1,069,986	—	1,069,986
Total Investments	$12,796,024	$1,176,752,357	$72,518,507	$1,262,066,888

*	Unrealized appreciation.

28                         Invesco Dynamic Credit Opportunities Fund

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the reporting period in relation to net assets.

The following is a reconciliation of the fair valuations using significant unobservable inputs (Level 3) for the Variable Rate Senior Loan Interests during the year ended February 28, 2013:

	Beginning Balance, as of February 29, 2012	Purchases	Sales	Accrued discounts/ premiums	Net realized gain (loss)	Net change in unrealized appreciation/ (depreciation)	Transfers into Level 3	Transfers out of Level 3	Ending Balance, as of February 28, 2013
Variable Rate Senior Loan Interests	$—	$77,463,336	$(6,950,997)	$158,064	$(201,445)	$(12,990,660)	$11,179,092	$—	$68,657,390

The Variable Rate Senior Loan Interests determined to be level 3 at the end of the reporting period were valued utilizing quotes from a third-party vendor pricing service.

Investments in Variable Rate Senior Loan Interests were transferred from Level 2 to Level 3 due to third-party vendor quotations utilizing single market quotes and was assumed to have occurred at the end of the reporting period. A significant change in third-party pricing information could result in a significantly lower or higher value in Level 3 investments.

NOTE 4—Derivative Investments

Value of Derivative Investments at Period-End

The table below summarizes the value of the Fund’s derivative investments, detailed by primary risk exposure, held as of February 28, 2013:

	Value
Risk Exposure/Derivative Type	Assets	Liabilities
Credit risk
Swap agreements(a)	$1,069,986	$—
Currency risk
Foreign currency contracts(b)	6,124,306	—

(a)	Value is shown net of Unrealized appreciation on swap agreements and Premiums received on swap agreements as disclosed on the Statement of Assets and Liabilities.
(b)	Value is disclosed as Foreign currency contracts outstanding on the Statement of Assets and Liabilities.

Effect of Derivative Investments for the year ended February 28, 2013

The table below summarizes the gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statement of Operations
	Swap Agreements*	Foreign Currency Contracts*
Realized Gain (Loss)
Credit risk	$8,762,286	$—
Currency risk	—	(2,251,493)
Change in Unrealized Appreciation (Depreciation)
Credit risk	$(6,255,028)	$—
Currency risk	—	9,576,666
Total	$2,507,258	$7,325,173

*	The average notional value outstanding swap agreements and foreign currency contracts during the period was $114,591,667 and $201,716,569, respectively.

Open Foreign Currency Contracts
Settlement Date	Counterparty	Contract to				Notional Value	Unrealized Appreciation
		Deliver		Receive
03/15/13	State Street Bank	CHF	485,000	USD	529,510	$517,506	$12,004
03/15/13	State Street Bank	EUR	18,000,000	USD	24,123,060	23,501,743	621,317
03/15/13	Goldman Sachs International	EUR	25,000,000	USD	33,499,450	32,641,310	858,140
03/15/13	Mellon Bank N.A.	EUR	67,000,000	USD	89,769,950	87,478,710	2,291,240
03/15/13	JPMorgan Chase Bank N.A.	EUR	25,000,000	USD	33,503,875	32,641,310	862,565
03/15/13	State Street Bank	GBP	25,500,000	USD	40,061,520	38,682,425	1,379,095
03/15/13	Mellon Bank N.A.	SEK	72,500,000	USD	11,307,278	11,207,333	99,945
Total open foreign currency contracts							$6,124,306

Currency Abbreviations:

CHF	– Swiss Franc
EUR	– Euro

GBP	– British Pound Sterling
SEK	– Swedish Krona

USD	– U.S. Dollar

29                         Invesco Dynamic Credit Opportunities Fund

Open Credit Default Swap Agreements
Counterparty	Reference Entity	Buy/Sell Protection	Pay/Receive Fixed Rate	Expiration Date	Implied Credit Spread(a)	Notional Value	Upfront Payments	Unrealized Appreciation
Goldman Sachs International	Gala Group Finance	Sell	4.15%	03/20/13	3.98%	$5,000,000	$—	$57,841
UBS	CDX.NAHY.10	Sell	5.00	06/20/13	0.67	16,600,000	1,078,000	383,875
Goldman Sachs International	LCDX.NA.10	Sell	3.25	06/20/13	0.28	40,200,000	5,013,700	628,270
Total Credit Default Swap Agreements						$61,800,000	$6,091,700	$1,069,986

(a)	Implied credit spreads represent the current level as of February 28, 2013 at which protection could be bought or sold given the terms of the existing credit default swap contract and serve as an indicator of the current status of the payment/performance risk of the credit default swap contract. An implied credit spread that has widened or increased since entry into the initial contract may indicate a deteriorating credit profile and increased risk of default for the reference entity. A declining or narrowing spread may indicate an improving credit profile or decreased risk of default for the reference entity. Alternatively, credit spreads may increase or decrease reflecting the general tolerance for risk in the credit markets generally.

NOTE 5—Investments in Other Affiliates

The 1940 Act defines affiliates as those issuances in which a fund holds 5% or more of the outstanding voting securities. The Fund has not owned enough of the outstanding voting securities of the issuer to have control (as defined in the 1940 Act) of that issuer. The following is a summary of the investments in other affiliates for the year ended February 28, 2013.

	Value 02/29/12	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value 02/28/13	Interest/ Dividend Income
Targus International Inc. — Note	$1,694,195	$171,773	$—	$—	$—	$1,865,968	$189,188
Targus International Inc. — Common Shares	450,622	—	—	373,854	—	824,476	—
Total	$2,144,817	$171,773	$—	$373,854	$—	$2,690,444	$189,188

NOTE 6—Expense Offset Arrangement(s)

The expense offset arrangement is comprised of custodian credits which result from periodic overnight cash balances at the custodian. For the year ended February 28, 2013, the Fund received credits from this arrangement, which resulted in the reduction of the Fund’s total expenses of $409.

NOTE 7—Trustees’ and Officers’ Fees and Benefits

“Trustees’ and Officers’ Fees and Benefits” include amounts accrued by the Fund to pay remuneration to certain Trustees and Officers of the Fund.

During the year ended February 28, 2013, the Fund paid legal fees of $121,687 for services rendered by Skadden, Arps, Slate, Meagher & Flom LLP as counsel to the Fund. A trustee of the Fund is of counsel of Skadden, Arps, Slate, Meagher & Flom LLP.

NOTE 8—Cash Balances and Borrowings

The Fund has entered into a $350 million revolving credit and security agreement which will expire on August 14, 2013. The revolving credit and security agreement is secured by the assets of the Fund.

During the year ended February 28, 2013, the average daily balance of borrowing under the Revolving Credit and Security Agreement was $256,194,521 with a weighted interest rate of 1.37%. Expenses under the credit and security agreement are shown in the Statement of Operations as Interest, facilities and maintenance fees.

Additionally, the Fund is permitted to temporarily carry a negative or overdrawn balance in its account with State Street Bank and Trust Company, the custodian bank. Such balances, if any at period end, are shown in the Statement of Assets and Liabilities under the payable caption Amount due custodian. To compensate the custodian bank for such overdrafts, the overdrawn Fund may either (1) leave funds as a compensating balance in the account so the custodian bank can be compensated by earning the additional interest; or (2) compensate by paying the custodian bank at a rate agreed upon by the custodian bank and Invesco, not to exceed the contractually agreed upon rate.

NOTE 9—Unfunded Loan Commitments

Pursuant to the terms of certain Senior Loan agreements, the Fund held the following unfunded loan commitments as of February 28, 2013. The Fund intends to reserve against such contingent obligations by designating cash, liquid securities and liquid Senior Loans as a reserve.

Borrower	Type	Principal Amount*	Value
AMF Bowling Worldwide, Inc.	Delayed Draw Term Loan	$60,000	$60,000
Aveos Fleet Performance Inc.	Revolver Loan	64,234	60,541
Axia Acquisition Corp.	Revolver Loan	348,226	308,180
Boyd Gaming Corp.	Class A Revolver Loan	628,332	610,624
Delta Air Lines, Inc.	Revolver Loan	5,212,672	4,817,395
Lake at Las Vegas Joint Venture, LLC	Revolver Loan	48,725	26,799
Lavena Holding 4 GmbH	Revolver Loan	EUR 1,145,833	1,439,844
MediMedia USA, Inc.	Extended Revolver Loan	340,047	307,311
Realogy Corp.	Revolver Loan	2,165,900	2,155,070
Reynolds Group Holdings Inc.	Revolver Loan	5,104,216	5,101,026
Surgical Care Affiliates, Inc.	Extended Revolver Loan	6,250,000	5,875,000

30                         Invesco Dynamic Credit Opportunities Fund

Borrower	Type	Principal Amount*	Value
Syniverse Holdings, Inc.	Delayed Draw Term Loan	$4,732,747	$4,732,747
Tyrol Acquisitions	Revolver Loan	EUR 1,250,000	1,468,743
West Corp.	Revolver Loan	2,426,942	2,184,247
			$29,147,527

*	Principal amounts are denominated in U.S. Dollars unless otherwise noted.

Currency Abbreviations:

EUR	– Euro

NOTE 10—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended February 28, 2013 and February 29, 2012:

	2013	2012
Ordinary income	$66,647,279	$65,399,832

Tax Components of Net Assets at Period-End:

2013
Undistributed ordinary income	$549,495
Net unrealized appreciation (depreciation) — investments	(53,933,249)
Net unrealized appreciation (depreciation) — other investments	(4,311,269)
Temporary book/tax differences	(5,707,385)
Capital loss carryforward	(374,142,683)
Shares of beneficial interest	1,411,565,913
Total net assets	$974,020,822

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is due to differences in the timing of recognition of gains and losses on investments for tax and book purposes. The Fund’s net unrealized appreciation (depreciation) difference is attributable primarily to wash sales, book to tax accretion and amortization differences, defaulted bonds and partnerships.

The temporary book/tax differences are a result of timing differences between book and tax recognition of income and/or expenses. The Fund’s temporary book/tax differences are the result of swap agreements.

Capital loss carryforward is calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforward actually available for the Fund to utilize. The Regulated Investment Company Modernization Act of 2010 (the “Act”) eliminated the eight-year carryover period for capital losses that arise in taxable years beginning after its enactment date of December 22, 2010. Consequently, these capital losses can be carried forward for an unlimited period. However, capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Additionally, post-enactment capital loss carryovers will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforward in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The Fund utilized $10,257,817 of capital loss carryforward in the current period to offset net realized capital gain for federal income tax purposes. The Fund has a capital loss carryforward as of February 28, 2013, which expires as follows:

Capital Loss Carryforward*
Expiration	Short-Term	Long-Term	Total
February 29, 2016	$431,578	$—	$431,578
February 28, 2017	76,783,001	—	76,783,001
February 28, 2018	230,817,698	—	230,817,698
February 28, 2019	2,612,706	—	2,612,706
Not subject to expiration	—	63,497,700	63,497,700
	$310,644,983	$63,497,700	$374,142,683

*	Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code.

NOTE 11—Investment Securities

The aggregate amount of investment securities (other than short-term securities, U.S. Treasury obligations and money market funds, if any) purchased and sold by the Fund during the year ended February 28, 2013 was $1,587,372,932 and $1,558,716,375, respectively. Cost of investments on a tax basis includes the adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end.

Unrealized Appreciation (Depreciation) of Investment Securities on a Tax Basis
Aggregate unrealized appreciation of investment securities	$44,499,635
Aggregate unrealized (depreciation) of investment securities	(98,432,884)
Net unrealized appreciation (depreciation) of investment securities	$(53,933,249)

Cost of investments for tax purposes is $1,308,805,845.

31                         Invesco Dynamic Credit Opportunities Fund

NOTE 12—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of swap agreements, partnerships and foreign currency transactions, on February 28, 2013, undistributed net investment income was increased by $1,791,414, undistributed net realized gain (loss) was decreased by $1,783,961 and shares of beneficial interest was decreased by $7,453. This reclassification had no effect on the net assets of the Fund.

NOTE 13—Common Shares of Beneficial Interest

Transactions in common shares of beneficial interest were as follows:

	February 28, 2013	February 29, 2012
Beginning Shares	74,052,532	74,013,275
Shares issued through dividend reinvestment	21,348	39,257
Ending shares	74,073,880	74,052,532

The Fund may, when appropriate, purchase shares in the open market or in privately negotiated transactions at a price not above market value or net asset value, whichever is lower at the time of purchase.

NOTE 14—Dividends

The Fund declared the following dividends from net investment income subsequent to February 28, 2013:

Declaration Date	Amount per Share	Record Date	Payable Date
March 1, 2013	$0.075	March 11, 2013	March 28, 2013
April 1, 2013	$0.075	April 11, 2013	April 30, 2013

NOTE 15—Financial Highlights

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

	Years ended			Seven months ended February 28,		Years ended July 31,
	February 28,2013		February 29,2012	2011		2010	2009	2008
Net asset value, beginning of period	$12.37		$13.29	$12.53		$11.00	$15.69	$18.65
Net investment income(a)	0.91		0.84	0.43		0.80	1.07	1.44
Net gains (losses) on securities (both realized and unrealized)	0.77		(0.88)	0.93		1.79	(4.41)	(2.82)
Total from investment operations	1.68		(0.04)	1.36		2.59	(3.34)	(1.38)
Dividends from net investment income	(0.90)		(0.88)	(0.60)		(1.06)	(1.35)	(1.58)
Net asset value, end of period	$13.15		$12.37	$13.29		$12.53	$11.00	$15.69
Market value, end of period	$13.29		$11.62	$12.83		$11.94	$10.00	$13.30
Total return at net asset value(b)	14.13%		0.35%	11.30%
Total return at market value(c)	23.00%		(2.36)%	12.79%		30.65%	(11.84)%	(25.46)%
Net assets, end of period (000’s omitted)	$974,021		$916,236	$983,818		$927,104	$814,401	$1,161,324
Portfolio turnover rate(d)(e)	129%		132%	88%		56%	36%	43%

Ratios/supplement data based on average net assets:
Ratio of expenses	2.09	%(f)	2.21%	2.22	%(g)	2.29%	3.76%	2.78%
Ratio of expenses excluding interest, facilities and maintenance fees	1.72	%(f)	1.86%	1.71	%(g)	1.74%	2.97%	1.79%
Ratio of net investment income	7.15	%(f)	6.73%	5.72	%(g)	6.56%	10.42%	8.38%

Senior indebtedness:
Total borrowings (000’s omitted)	$240,000		$232,000	$281,000		$252,500	$214,000	$510,000
Asset coverage per $1,000 unit of senior indebtedness(h)	$5,058		$4,949	$4,501		$4,672	$4,806	$3,277

(a)	Calculated using average shares outstanding.
(b)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Not annualized for periods less than one year, if applicable.
(c)	Total return assumes an investment at market price at the beginning of the period indicated, reinvestment of all distributions for the period in accordance with the Fund’s dividend reinvestment plan, and sale of all shares at the closing common share market price at the end of the period indicated. Not annualized for periods less than one year, if applicable.
(d)	Calculation includes the proceeds from principal repayments and sales of variable rate senior loan interests.
(e)	Portfolio turnover is not annualized for periods less than one year, if applicable.
(f)	Ratios are based on average net assets (000’s omitted) of $938,831.
(g)	Annualized.
(h)	Calculated by subtracting the Fund’s total liabilities (not including the borrowings) from the Fund’s total assets and dividing by the total number of senior indebtedness units, where one unit equals $1,000 of senior indebtedness.

32                         Invesco Dynamic Credit Opportunities Fund

NOTE 16—Senior Loan Participation Commitments

The Fund invests in participations, assignments, or acts as a party to the primary lending syndicate of a Senior Loan interest to corporations, partnerships, and other entities. When the Fund purchases a participation of a Senior Loan interest, the Fund typically enters into a contractual agreement with the lender or other third party selling the participation, but not with the borrower directly. As such, the Fund assumes the credit risk of the borrower, selling participant or other persons interpositioned between the Fund and the borrower.

At February 28, 2013, there were no interests in Senior Loans purchased by the Fund on a participation basis.

NOTE 17—Legal Proceedings

Terms used in the Legal Proceedings Note are defined terms solely for the purpose of this note.

Pending Litigation and Regulatory Inquiries

The Fund is named as a defendant in an adversary proceeding in the Bankruptcy Court of the Southern District of Florida. The complaint was filed on July 14, 2008 by the Official Committee of Unsecured Creditors of TOUSA, Inc., on behalf of certain subsidiaries of TOUSA, Inc. (the “Conveying Subsidiaries”), and filed as amended on October 17, 2008. The Committee made allegations against the Funds in two separate capacities: as “Transeastern Lenders” and as “First Lienholders” (collectively, the “Lenders”). The Transeastern Lenders loaned money to form a joint venture between TOUSA, Inc. and Falcone/Ritchie LLC. TOUSA, Inc. later repaid the loans from the Transeastern Lenders as part of a global settlement of claims against it. The repayment was financed using proceeds of new loans (the “New Loans”), for which the Conveying Subsidiaries conveyed first and second priority liens on their assets to two groups of lienholders (the First and Second Lienholders, collectively “New Lenders”). The Conveying Subsidiaries were not obligated on the original debt to the Transeastern Lenders. The Committee alleged, inter alia, that both the repayment to the Transeastern Lenders and the grant of liens to the First and Second Lienholders should be avoided as fraudulent transfers under the bankruptcy laws. More specifically, the Committee alleged: (1) that the Conveying Subsidiaries’ transfer of liens to secure the New Loans was a fraudulent transfer under 11 U.S.C. § 548 because the Conveying Subsidiaries were insolvent at the time of the transfer and did not receive reasonably equivalent value for the liens; and (2) that the Transeastern Lenders were, under 11 U.S.C. § 550, entities for whose benefit the liens were fraudulently transferred to the New Lenders. The case was tried in 2009 and on October 13, 2009, the Bankruptcy Court rendered a Final Judgment against the Lenders, which was later amended on October 30, 2009, requiring the Lenders to post bonds equal to 110% of the damages and disgorgement ordered against them. The Funds portion of the bonds is estimated to be approximately $1.7 million. The Transeastern Lenders and First Lienholders separately appealed the decision to the District Court for the Southern District of Florida. On February 11, 2011, the District Court, issued an order in the Transeastern Lenders’ appeal that: 1) quashed the Bankruptcy Court’s Order as it relates to the liability of the Transeastern Lenders; 2) made null and void the Bankruptcy Court’s imposition of remedies as to the Transeastern Lenders; 3) discharged all bonds deposited by Transeastern Lenders, unless any further appeals are filed, in which case the bonds would remain in effect pending resolution of appeals; 4) dismissed as moot additional appeal proceedings of the Transeastern Lenders that were contingent upon the District Court’s decision concerning liability; and 5) closed all District Court appeal proceedings concerning the Transeastern Lenders. The Committee appealed to the Eleventh Circuit Court of Appeals. The First Lienholders’ appeal was stayed pending a decision by the Eleventh Circuit. In a decision filed on May 15, 2012, the Eleventh Circuit reversed the District Court’s opinion, affirmed the liability findings of the Bankruptcy Court against the Transeastern Lenders, and remanded the case to the District Court to review the remedies ordered by the Bankruptcy Court. The appeals of the Transeastern Lenders and the First Lienholders, including additional liability issues being asserted by the First Lien Lenders, are currently pending before the District Court.

Management of Invesco and the Fund believe that the outcome of the proceedings described above will have no material adverse effect on the Fund or on the ability of Invesco to provide ongoing services to the Fund.

33                         Invesco Dynamic Credit Opportunities Fund

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Invesco Dynamic Credit Opportunities Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Invesco Dynamic Credit Opportunities Fund (formerly known as Invesco Van Kampen Dynamic Credit Opportunities Fund; hereafter referred to as the “Fund”) at February 28, 2013, the results of its operations and cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the two years in the period then ended, the period ended February 28, 2011 and the year ended July 31, 2010, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights of the Fund for the periods ended July 31, 2009 and prior were audited by another independent registered public accounting firm whose report dated September 22, 2009 expressed an unqualified opinion on those financial statements.

PRICEWATERHOUSECOOPERS LLP

April 29, 2013

Houston, Texas

34                         Invesco Dynamic Credit Opportunities Fund

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisors.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

The Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended February 28, 2013:

Federal and State Income Tax
Qualified Dividend Income*	0.00%
Corporate Dividends Received Deduction*	0.00%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

35                         Invesco Dynamic Credit Opportunities Fund

Proxy Results

An Annual Meeting (“Meeting”) of Shareholders of Invesco Dynamic Credit Opportunities Fund (the “Fund”) was held on July 17, 2012 and was adjourned with respect to one proposal, until August 14, 2012 and further adjourned until September 25, 2012. The Meeting on September 25, 2012 was held for the following purpose:

(1)	Approval of an Amended and Restated Agreement and Declaration of Trust.

The September 25, 2012 voting results on the above matter were as follows:

	Matter	Votes For	Votes Against	Votes Abstain	Broker Non-Votes
(1)	Approval of an Amended and Restated Agreement and Declaration of Trust	37,929,730	2,242,774	969,966	29,055,668

36                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers

The address of each trustee and officer is 1555 Peachtree Street, N.E., Atlanta, Georgia 30309. Generally, each trustee serves for a three year term or until his or her successor has been duly elected and qualified, and each officer serves for a one year term or until his or her successor has been duly elected and qualified. Column two below includes length of time served with predecessor entities, if any.

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Interested Persons
Colin Meadows — 1971 Trustee, President and Principal Executive Officer	2010	Chief Administrative Officer, Invesco Advisers, Inc., since 2006; Senior Managing Director and Chief Administrative Officer of Invesco, Ltd. Since 2006. Prior to 2006, Senior Vice President of business development and mergers and acquisitions at GE Consumer Finance; Prior to 2005, Senior Vice President of strategic planning and technology at Wells Fargo Bank; From 1996 to 2003, associate principal with McKinsey & Company, focusing on the financial services and venture capital industries, with emphasis in banking and asset management sectors	13	None
Wayne W. Whalen[1] — 1939 Trustee and Chair	2007	Of Counsel, and prior to 2010, partner in the law firm of Skadden, Arps, Slate, Meagher & Flom LLP, legal counsel to funds in the Fund Complex	137	Director and Chairman of the Abraham Lincoln Presidential Library Foundation; Director of the Mutual Fund Directors Forum, a nonprofit membership organization for investment directors; Director of the Stevenson Center for Democracy; Trustee/Managing General Partner of funds in the Fund Complex
Independent Trustees
David C. Arch — 1945 Trustee	2007	Chairman and Chief Executive Officer of Blistex Inc., (consumer health care products manufacturer) Formerly: Member of the Heartland Alliance Advisory Board, a nonprofit organization serving human needs based in Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Board member of the Illinois Manufacturers’ Association; Member of the Board of Visitors, Institute for the Humanities, University of Michigan
Jerry D. Choate — 1938 Trustee	2007	From 1995 to 1999, Chairman and Chief Executive Officer of the Allstate Corporation (“Allstate”) and Allstate Insurance Company. From 1994 to 1995, President and Chief Executive Officer of Allstate. Prior to 1994, various management positions at Allstate	13	Trustee/Managing General Partner of funds in the Fund Complex. Director since 1998 and member of the governance and nominating committee, executive committee, compensation and management development committee and equity award committee, of Amgen Inc., a biotechnological company. Director since 1999 and member of the nominating and governance committee and compensation and executive committee, of Valero Energy Corporation, a crude oil refining and marketing company. Previously, from 2006 to 2007, Director and member of the compensation committee and audit committee, of H&R Block, a tax preparation services company
Linda Hutton Heagy — 1948 Trustee	2007	Retired. Prior to June 2008, Managing Partner of Heidrick & Struggles, the second largest global executive search firm, and from 2001-2004, Regional Managing Director of U.S. operations at Heidrick & Struggles. Prior to 1997, Managing Partner of Ray & Berndtson, Inc., an executive recruiting firm. Prior to 1995, Executive Vice President of ABN AMRO, N.A., a bank holding company, with oversight for treasury management operations including all non-credit product pricing. Prior to 1990, experience includes Executive Vice President of The Exchange National Bank with oversight of treasury management including capital markets operations, Vice President of Northern Trust Company and a trainee at Price Waterhouse	13	Trustee/Managing General Partner of funds in the Fund Complex. Prior to 2010, Trustee on the University of Chicago Medical Center Board, Vice Chair of the Board of the YMCA of Metropolitan Chicago and a member of the Women’s Board of the University of Chicago

[1]	Mr. Whalen is considered an “interested person” (within the meaning of Section 2(a)(19) of the 1940 Act) of certain Funds in the Invesco Fund Complex because he and his firm currently provide legal services as legal counsel to such Funds.

T-1                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Independent Trustees—(continued)
R. Craig Kennedy — 1952 Trustee	2007	Director and President of the German Marshall Fund of the United States, an independent U.S. foundation created to deepen understanding, promote collaboration and stimulate exchanges of practical experience between Americans and Europeans. Formerly, advisor to the Dennis Trading Group Inc., a managed futures and option company that invests money for individuals and institutions. Prior to 1992, President and Chief Executive Officer, Director and member of the Investment Committee of the Joyce Foundation, a private foundation	13	Trustee/Managing General Partner of funds in the Fund Complex. Director of First Solar, Inc. Advisory Board, True North Ventures
Hugo F. Sonnenschein — 1940 Trustee	2007	Distinguished Service Professor and President Emeritus of the University of Chicago and the Adam Smith Distinguished Service Professor in the Department of Economics at the University of Chicago Formerly: President of the University of Chicago	137	Trustee/Managing General Partner of funds in the Fund Complex. Trustee of the University of Rochester and a member of its investment committee. Member of the National Academy of Sciences, the American Philosophical Society and a fellow of the American Academy of Arts and Sciences
Suzanne H. Woolsey, Ph.D. — 1941 Trustee	2007	Chief Executive Officer of Woolsey Partners LLC. Chief Communications Officer of the National Academy of Sciences and Engineering and Institute of Medicine/National Research Council, an independent, federally chartered policy institution, from 2001 to November 2003 and Chief Operating Officer from 1993 to 2001. Executive Director of the Commission on Behavioral and Social Sciences and Education at the National Academy of Sciences/National Research Council from 1989 to 1993. Prior to 1980, experience includes Partner of Coopers & Lybrand (from 1980 to 1989), Associate Director of the US Office of Management and Budget (from 1977 to 1980) and Program Director of the Urban Institute (from 1975 to 1977)	13	Trustee/Managing General Partner of funds in the Fund Complex. Independent Director and audit committee chairperson of Changing World Technologies, Inc., an energy manufacturing company, since July 2008. Independent Director and member of audit and governance committees of Fluor Corp., a global engineering, construction and management company, since January 2004. Director of Intelligent Medical Devices, Inc., a private company which develops symptom-based diagnostic tools for viral respiratory infections. Advisory Board member of ExactCost LLC, a private company providing activity-based costing for hospitals, laboratories, clinics, and physicians, since 2008. Chairperson of the Board of Trustees of the Institute for Defense Analyses, a federally funded research and development center, since 2000. Trustee from 1992 to 2000 and 2002 to present, current chairperson of the finance committee, current member of the audit committee, strategic growth committee and executive committee, and former Chairperson of the Board of Trustees (from 1997 to 1999), of the German Marshall Fund of the United States, a public foundation. Lead Independent Trustee of the Rocky Mountain Institute, a non-profit energy and environmental institute; Trustee since 2004. Chairperson of the Board of Trustees of the Colorado College; Trustee since 1995. Trustee of California Institute of Technology. Previously, Independent Director and member of audit committee and governance committee of Neurogen Corporation from 1998 to 2006; and Independent Director of Arbros Communications from 2000 to 2002

T-2                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers
John M. Zerr — 1962 Senior Vice President, Chief Legal Officer and Secretary	2010

Director, Senior Vice President, Secretary and General Counsel, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.) and Van Kampen Exchange Corp.; Senior Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President and Secretary, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Vice President and Secretary, Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.) and IVZ Distributors, Inc. (formerly known as INVESCO Distributors, Inc.); Director and Vice President, INVESCO Funds Group, Inc.; Senior Vice President, Chief Legal Officer and Secretary, The Invesco Funds; Manager, Invesco PowerShares Capital Management LLC; Director, Secretary and General Counsel, Invesco Investment Advisers LLC (formerly known as Van Kampen Asset Management); Secretary and General Counsel, Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.) and Chief Legal Officer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Director and Vice President, Van Kampen Advisors Inc.; Director, Vice President, Secretary and General Counsel Van Kampen Investor Services Inc.; Director, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Senior Vice President, General Counsel and Secretary, Invesco Aim Advisers, Inc. and Van Kampen Investments Inc.; Director, Vice President and Secretary, Fund Management Company; Director, Senior Vice President, Secretary, General Counsel and Vice President, Invesco Aim Capital Management, Inc.; Chief Operating Officer and General Counsel, Liberty Ridge Capital, Inc. (an investment adviser); Vice President and Secretary, PBHG Funds (an investment company) and PBHG Insurance Series Fund (an investment company); Chief Operating Officer, General Counsel and Secretary, Old Mutual Investment Partners (a broker-dealer); General Counsel and Secretary, Old Mutual Fund Services (an administrator) and Old Mutual Shareholder Services (a shareholder servicing center); Executive Vice President, General Counsel and Secretary, Old Mutual Capital, Inc. (an investment adviser); and Vice President and Secretary, Old Mutual Advisors Funds (an investment company)

			N/A	N/A
Karen Dunn Kelley — 1960 Vice President	2010

Head of Invesco’s World Wide Fixed Income and Cash Management Group; Co-President, Co-Chief Executive Officer, and Co-Chairman, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Senior Vice President, Invesco Management Group, Inc. (formerly known as Invesco Aim Management Group, Inc.); Executive Vice President, Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.); Director, Invesco Mortgage Capital Inc., INVESCO Global Asset Management Limited, Invesco Management Company Limited and INVESCO Management S.A.; Vice President, The Invesco Funds (other than AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust); and President and Principal Executive Officer, The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust) and Short-Term Investments Trust only)

Formerly: Senior Vice President, Van Kampen Investments Inc. and Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.); Director of Cash Management and Senior Vice President, Invesco Advisers, Inc. and Invesco Aim Capital Management, Inc.; President and Principal Executive Officer, Tax-Free Investments Trust; Director and President, Fund Management Company; Chief Cash Management Officer, Director of Cash Management, Senior Vice President, and Managing Director, Invesco Aim Capital Management, Inc.; Director of Cash Management, Senior Vice President, and Vice President, Invesco Advisers, Inc. and The Invesco Funds (AIM Treasurer’s Series Trust (Invesco Treasurer’s Series Trust), Short-Term Investments Trust and Tax-Free Investments Trust only)

			N/A	N/A

T-3                         Invesco Dynamic Credit Opportunities Fund

Trustees and Officers—(continued)

Name, Year of Birth and Position(s) Held with the Fund	Trustee and/ or Officer Since	Principal Occupation(s) During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee	Other Directorship(s) Held by Trustee During Past 5 Years
Other Officers—(continued)
Sheri Morris — 1964 Vice President, Principal Financial Officer and Treasurer	2010

Vice President, Treasurer and Principal Financial Officer, The Invesco Funds; Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); and Vice President, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; and Treasurer, PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust and PowerShares Actively Managed Exchange-Traded Fund Trust

			N/A	N/A
Yinka Akinsola — 1977 Anti-Money Laundering Compliance Officer	2012

Anti-Money Laundering Compliance Officer, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser); Invesco Distributors, Inc. (formerly known as Invesco Aim Distributors, Inc.), Invesco Investment Services, Inc. (formerly known as Invesco Aim Investment Services, Inc.), Invesco Management Group, Inc., The Invesco Funds, Invesco Van Kampen Closed-End Funds, Van Kampen Exchange Corp., Invesco Capital Markets, Inc. (formerly known as Van Kampen Funds Inc.), PowerShares Exchange-Traded Fund Trust, PowerShares Exchange-Traded Fund Trust II, PowerShares India Exchange-Traded Fund Trust, and PowerShares Actively Managed Exchange-Traded Fund Trust

Formerly: Regulatory Analyst III, Financial Industry Regulatory Authority (FINRA)

			N/A	N/A
Valinda J. Arnett-Patton — 1959 Chief Compliance Officer	2011	Chief Compliance Officer, The Invesco Van Kampen Closed-End Funds	N/A	N/A

Office of the Fund 1555 Peachtree Street, N.E. Atlanta, GA 30309	Investment Adviser Invesco Advisers, Inc. 1555 Peachtree Street, N.E. Atlanta, GA 30309	Auditors PricewaterhouseCoopers LLP 1201 Louisiana Street, Suite 2900 Houston, TX 77002-5678	Custodian State Street Bank and Trust Company 225 Franklin Street Boston, MA 02110-2801

Counsel to the Fund Skadden, Arps, Slate, Meagher & Flom, LLP Four Times Square New York, NY 10036	Transfer Agent Computershare Trust Company, N.A. 250 Royall Street Canton, MA 02021	Investment Sub-adviser Invesco Senior Secured Management, Inc. 1166 Avenue of the Americas New York, NY 10036

T-4                         Invesco Dynamic Credit Opportunities Fund

Correspondence information

Send general correspondence to Computershare, P.O. Box 43078, Providence, Rl 02940-3078.

Invesco privacy policy

You share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.

Invesco collects nonpublic personal information about you from account applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you or our former customers to service providers or other third parties except to the extent necessary to service your account and in other limited circumstances as permitted by law. For example, we use this information to facilitate the delivery of transaction confirmations, financial reports, prospectuses and tax forms.

Even within Invesco, only people involved in the servicing of your accounts and compliance monitoring have access to your information. To ensure the highest level of confidentiality and security, Invesco maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our website. More detail is available to you at invesco.com/privacy.

Fund holdings and proxy voting information

The Fund provides a complete list of its holdings four times in each fiscal year, at the quarter ends. For the second and fourth quarters, the lists appear in the Fund’s semiannual and annual reports to shareholders. For the first and third quarters, the Fund files the lists with the Securities and Exchange Commission (SEC) on Form N-Q. The most recent list of portfolio holdings is available at invesco.com/completeqtrholdings. Shareholders can also look up the Fund’s Forms
N-Q on the SEC website at sec.gov. Copies of the Fund’s Forms N-Q may be reviewed and copied at the SEC Public Reference Room in Washington, D.C. You can obtain information on the operation of the Public Reference Room, including information about duplicating fee charges, by calling 202 551 8090 or 800 732 0330, or by electronic request at the following email address: publicinfo@sec.gov. The SEC file number for the Fund is shown below.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available without charge, upon request, from our Client Services department at 800 341 2929 or at invesco.com/proxyguidelines. The information is also available on the SEC website, sec.gov.

Information regarding how the Fund voted proxies related to its portfolio securities during the most recent 12-month period ended June 30, is available at invesco.com/proxysearch. In addition, this information is available on the SEC website at sec.gov.

SEC file number: 811-22043 VK-CE-DCO-AR-1

ITEM 2.	CODE OF ETHICS.

There were no amendments to the Code of Ethics (the “Code”) that applies to the Registrant’s Principal Executive Officer (“PEO”) and Principal Financial Officer (“PFO”) during the period covered by the report. The Registrant did not grant any waivers, including implicit waivers, from any provisions of the Code to the PEO or PFO during the period covered by this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its Audit Committee. The Audit Committee financial experts are Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy. Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy are “independent” within the meaning of that term as used in Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fees Billed by PWC Related to the Registrant

PWC billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as follows:

	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/28/2013	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Services Rendered to the Registrant for fiscal year end 2/29/2012	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit Fees	$68.500	N/A	$65,300	N/A
Audit-Related Fees(2)	$6,500	0%	$0	0%
Tax Fees(3)	$6,300	0%	$6,900	0%
All Other Fees	$0	0%	$0	0%

Total Fees	$81,300	0%	$72,200	0%

PWC billed the Registrant aggregate non-audit fees of $12,800 for the fiscal year ended February 28, 2013, and $6,900 for the fiscal year ended February 29, 2012, for non-audit services rendered to the Registrant.

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Audit-Related fees for the fiscal year end February 28, 2013 includes fees billed for agreed upon procedures related to the line of credit compliance procedures.
(3)	Tax fees for the fiscal year end February 28, 2013 includes fees billed for reviewing tax returns. Tax fees for the fiscal year end February 29, 2012 includes fees billed for reviewing tax returns.

Fees Billed by PWC Related to Invesco and Invesco Affiliates

PWC billed Invesco Advisers, Inc. (“Invesco”), the Registrant’s adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Invesco Affiliates”) aggregate fees for pre-approved non-audit services rendered to Invesco and Invesco Affiliates for the last two fiscal years as follows:

	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/28/2013 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/28/2013 Pursuant to Waiver of Pre-Approval Requirement(1)	Fees Billed for Non- Audit Services Rendered to Invesco and Invesco Affiliates for fiscal year end 2/29/2012 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Percentage of Fees Billed Applicable to Non-Audit Services Provided for fiscal year end 2/29/2012 Pursuant to Waiver of Pre-Approval Requirement(1)
Audit-Related Fees	$0	0%	$0	0%
Tax Fees	$0	0%	$0	0%
All Other Fees	$0	0%	$0	0%

Total Fees(2)	$0	0%	$0	0%

(1)	With respect to the provision of non-audit services, the pre-approval requirement is waived pursuant to a de minimis exception if (i) such services were not recognized as non-audit services by the Registrant at the time of engagement, (ii) the aggregate amount of all such services provided is no more than 5% of the aggregate audit and non-audit fees paid by the Registrant, Invesco and Invesco Affiliates to PWC during a fiscal year; and (iii) such services are promptly brought to the attention of the Registrant’s Audit Committee and approved by the Registrant’s Audit Committee prior to the completion of the audit.
(2)	Including the fees for services not required to be pre-approved by the registrant’s audit committee, PWC billed Invesco and Invesco Affiliates aggregate non-audit fees of $0 for the fiscal year ended February 28, 2013, and $0 for the fiscal year ended February 29, 2012, for non-audit services rendered to Invesco and Invesco Affiliates.

The Audit Committee also has considered whether the provision of non-audit services that were rendered to Invesco and Invesco Affiliates that were not required to be pre-approved pursuant to SEC regulations, if any, is compatible with maintaining PWC’s independence. To the extent that such services were provided, the Audit Committee determined that the provision of such services is compatible with PWC maintaining independence with respect to the Registrant.

PRE-APPROVAL OF AUDIT AND NON-AUDIT SERVICES

POLICIES AND PROCEDURES

As adopted by the Audit Committees of

the Invesco Funds (the “Funds”)

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committees of the Funds’ (the “Audit Committees”) Board of Trustees (the “Board”) are responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committees pre-approve the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committees (“general pre-approval”) or require the specific pre-approval of the Audit Committees (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committees. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committees before payment is made. The Audit Committees will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committees will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee generally on an annual basis. The term of any general pre-approval runs from the date of such pre-approval through September 30th of the following year, unless the Audit Committees consider a different period and state otherwise. The Audit Committees will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committees in fulfilling their responsibilities.

Delegation

The Audit Committees may from time to time delegate pre-approval authority to one or more of its members who are Independent Trustees. All decisions to pre-approve a service by a delegated member shall be reported to the Audit Committees at the next quarterly meeting.

Audit Services

The annual audit services engagement terms will be subject to specific pre-approval of the Audit Committees. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committees will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committees may grant either general or specific pre-approval of other audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committees may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committees believe that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committees’ general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities; and agreed-upon procedures related to mergers, compliance with ratings agency requirements and interfund lending activities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committees will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committees will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committees’ pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committees, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2.	Discuss with the Audit Committees the potential effects of the services on the independence of the Auditor; and

3.	Document the substance of its discussion with the Audit Committees.

All Other Auditor Services

The Audit Committees may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committees. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committees at the quarterly Audit Committees meeting and will require specific approval by the Audit Committees before payment is made. The Audit Committees will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

Generally on an annual basis, Invesco Advisers, Inc. (“Invesco”) will submit to the Audit Committees for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committees will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committees. The Audit Committees will be informed at the next quarterly scheduled Audit Committees meeting of any such services for which the Auditor rendered an invoice and whether such services and fees had been pre-approved and if so, by what means.

Each request to provide services that require specific approval by the Audit Committees shall be submitted to the Audit Committees jointly by the Fund’s Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the policies and procedures and the SEC Rules.

Each request to provide tax services under either the general or specific pre-approval of the Audit Committees will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committees the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committees for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committees have designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committees on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management of Invesco will immediately report to the chairman of the Audit Committees any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management of Invesco.

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions

•	Human resources

•	Broker-dealer, investment adviser, or investment banking services

•	Legal services

•	Expert services unrelated to the audit

•	Any service or product provided for a contingent fee or a commission

•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance

•	Tax services for persons in financial reporting oversight roles at the Fund

•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a)	The registrant has a separately-designed standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Members of the audit committee are: Jerry D. Choate, Linda Hutton Heagy and R. Craig Kennedy.

(b)	Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Investments in securities of unaffiliated issuers is included as part of the reports to stockholders filed under Item 1 of this Form.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

I.2.	PROXY POLICIES AND PROCEDURES – RETAIL

Applicable to	Retail Accounts
Risk Addressed by Policy	breach of fiduciary duty to client under Investment Advisers Act of 1940 by placing Invesco personal interests ahead of client best economic interests in voting proxies
Relevant Law and Other Sources	Investment Advisers Act of 1940
Last Tested Date
Policy/Procedure Owner	Advisory Compliance
Policy Approver	Fund Board
Approved/Adopted Date	January 1, 2010

The following policies and procedures apply to certain funds and other accounts managed by Invesco Advisers, Inc. (“Invesco”).

A. POLICY STATEMENT

Introduction

Our Belief

The Invesco Funds Boards of Trustees and Invesco’s investment professionals expect a high standard of corporate governance from the companies in our portfolios so that Invesco may fulfill its fiduciary obligation to our fund shareholders and other account holders. Well governed companies are characterized by a primary focus on the interests of shareholders, accountable boards of directors, ample transparency in financial disclosure, performance-driven cultures and appropriate consideration of all stakeholders. Invesco believes well governed companies create greater shareholder wealth over the long term than poorly governed companies, so we endeavor to vote in a manner that increases the value of our investments and fosters good governance within our portfolio companies.

In determining how to vote proxy issues, Invesco considers the probable business consequences of each issue and votes in a manner designed to protect and enhance fund shareholders’ and other account holders’ interests. Our voting decisions are intended to enhance each company’s total shareholder value over Invesco’s typical investment horizon.

Proxy voting is an integral part of Invesco’s investment process. We believe that the right to vote proxies should be managed with the same care as all other elements of the investment process. The objective of Invesco’s proxy-voting activity is to promote good governance and advance the economic interests of our clients. At no time will Invesco exercise its voting power to advance its own

March 2012	I.2 - 1

commercial interests, to pursue a social or political cause that is unrelated to our clients’ economic interests, or to favor a particular client or business relationship to the detriment of others.

B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES

Proxy administration

The Invesco Retail Proxy Committee (the “Proxy Committee”) consists of members representing Invesco’s Investments, Legal and Compliance departments. Invesco’s Proxy Voting Guidelines (the “Guidelines”) are revised annually by the Proxy Committee, and are approved by the Invesco Funds Boards of Trustees. The Proxy Committee implements the Guidelines and oversees proxy voting.

The Proxy Committee has retained outside experts to assist with the analysis and voting of proxy issues. In addition to the advice offered by these experts, Invesco uses information gathered from our own research, company managements, Invesco’s portfolio managers and outside shareholder groups to reach our voting decisions.

Generally speaking, Invesco’s investment-research process leads us to invest in companies led by management teams we believe have the ability to conceive and execute strategies to outperform their competitors. We select companies for investment based in large part on our assessment of their management teams’ ability to create shareholder wealth. Therefore, in formulating our proxy-voting decisions, Invesco gives proper consideration to the recommendations of a company’s Board of Directors.

Important principles underlying the Invesco Proxy Voting Guidelines

I.	Accountability

Management teams of companies are accountable to their boards of directors, and directors of publicly held companies are accountable to their shareholders. Invesco endeavors to vote the proxies of its portfolio companies in a manner that will reinforce the notion of a board’s accountability to its shareholders. Consequently, Invesco votes against any actions that would impair the rights of shareholders or would reduce shareholders’ influence over the board or over management.

The following are specific voting issues that illustrate how Invesco applies this principle of accountability.

•

Elections of directors. In uncontested director elections for companies that do not have a controlling shareholder, Invesco votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards’ key committees are fully independent. Key committees include the Audit, Compensation and Governance or Nominating Committees. Invesco’s standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve.

March 2012	I.2 - 2

Contested director elections are evaluated on a case-by-case basis and are decided within the context of Invesco’s investment thesis on a company.

•

Director performance. Invesco withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by enacting egregious corporate-governance or other policies. In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan (“poison pills”) without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company’s directors. In situations where directors’ performance is a concern, Invesco may also support shareholder proposals to take corrective actions such as so-called “clawback” provisions.

•

Auditors and Audit Committee members. Invesco believes a company’s Audit Committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company’s internal controls. Independence, experience and financial expertise are critical elements of a well-functioning Audit Committee. When electing directors who are members of a company’s Audit Committee, or when ratifying a company’s auditors, Invesco considers the past performance of the Committee and holds its members accountable for the quality of the company’s financial statements and reports.

•

Majority standard in director elections. The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and votes in favor of proposals to elect directors by a majority vote.

•

Classified boards. Invesco supports proposals to elect directors annually instead of electing them to staggered multi-year terms because annual elections increase a board’s level of accountability to its shareholders.

•

Supermajority voting requirements. Unless proscribed by law in the state of incorporation, Invesco votes against actions that would impose any supermajority voting requirement, and supports actions to dismantle existing supermajority requirements.

•	Responsiveness. Invesco withholds votes from directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.

•

Cumulative voting. The practice of cumulative voting can enable minority shareholders to have representation on a company’s board. Invesco supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.

March 2012	I.2 - 3

•

Shareholder access. On business matters with potential financial consequences, Invesco votes in favor of proposals that would increase shareholders’ opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.

II.	Incentives

Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce managements and employees of our portfolio companies to create greater shareholder wealth. Invesco supports equity compensation plans that promote the proper alignment of incentives, and votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of an account’s investment.

Following are specific voting issues that illustrate how Invesco evaluates incentive plans.

•

Executive compensation. Invesco evaluates compensation plans for executives within the context of the company’s performance under the executives’ tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. We view the election of those independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company’s compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee’s accountability to shareholders, Invesco supports proposals requesting that companies subject each year’s compensation record to an advisory shareholder vote, or so-called “say on pay” proposals.

•

Equity-based compensation plans. When voting to approve or reject equity-based compensation plans, Invesco compares the total estimated cost of the plans, including stock options and restricted stock, against a carefully selected peer group and uses multiple performance metrics that help us determine whether the incentive structures in place are creating genuine shareholder wealth. Regardless of a plan’s estimated cost relative to its peer group, Invesco votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock’s current market price, or the ability to automatically replenish shares without shareholder approval.

March 2012	I.2 - 4

•

Employee stock-purchase plans. Invesco supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.

•

Severance agreements. Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives’ severance agreements. However, we oppose proposals requiring such agreements to be ratified by shareholders in advance of their adoption.

III.	Capitalization

Examples of management proposals related to a company’s capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company’s stated reasons for the request. Except where the request could adversely affect the fund’s ownership stake or voting rights, Invesco generally supports a board’s decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis within the context of Invesco’s investment thesis on a company. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.

IV.	Mergers, Acquisitions and Other Corporate Actions

Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations. Invesco analyzes these proposals within the context of our investment thesis on the company, and determines its vote on a case-by-case basis.

V.	Anti-Takeover Measures

Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco votes to reduce or eliminate such measures. These measures include adopting or renewing “poison pills”, requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.

VI.	Shareholder Proposals on Corporate Governance

Invesco generally votes for shareholder proposals that are designed to protect shareholder rights if a company’s corporate-governance standards indicate that such additional protections are warranted.

March 2012	I.2 - 5

VII.	Shareholder Proposals on Social Responsibility

The potential costs and economic benefits of shareholder proposals seeking to amend a company’s practices for social reasons are often difficult to assess. Analyzing the costs and economic benefits of these proposals is generally highly subjective and does not fit readily within our framework of voting to create greater shareholder wealth over Invesco’s typical investment horizon. Therefore, Invesco generally abstains from voting on shareholder proposals deemed to be of a purely social, political or moral nature. However, there are instances when the costs and economic benefits of these proposals can be more readily assessed, in which case, Invesco votes such proposals on a case-by-case basis.

VIII.	Routine Business Matters

Routine business matters rarely have a potentially material effect on the economic prospects of fund holdings, so we generally support the board’s discretion on these items. However, Invesco votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco votes against proposals to conduct other unidentified business at shareholder meetings.

Summary

These Guidelines provide an important framework for making proxy-voting decisions, and should give fund shareholders and other account holders insight into the factors driving Invesco’s decisions. The Guidelines cannot address all potential proxy issues, however. Decisions on specific issues must be made within the context of these Guidelines and within the context of the investment thesis of the funds and other accounts that own the company’s stock. Where a different investment thesis is held by portfolio managers who may hold stocks in common, Invesco may vote the shares held on a fund-by-fund or account-by-account basis.

Exceptions

In certain circumstances, Invesco may refrain from voting where the economic cost of voting a company’s proxy exceeds any anticipated benefits of that proxy proposal.

Share-lending programs

One reason that some portion of Invesco’s position in a particular security might not be voted is the securities lending program. When securities are out on loan and earning fees for the lending fund, they are transferred into the borrower’s name. Any proxies during the period of the loan are voted by the borrower. The lending fund would have to terminate the loan to vote the company’s proxy, an action that is not generally in the best economic interest of fund shareholders. However, whenever Invesco determines that the benefit to shareholders or other account holders of voting a particular proxy outweighs the revenue lost by terminating the loan, we recall the securities for the purpose of voting the fund’s full position.

March 2012	I.2 - 6

“Share-blocking”

Another example of a situation where Invesco may be unable to vote is in countries where the exercise of voting rights requires the fund to submit to short-term trading restrictions, a practice known as “share-blocking.” Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to fund shareholders and other account holders of voting a specific proxy outweighs the fund’s or other account’s temporary inability to sell the security.

International constraints

An additional concern that sometimes precludes our voting non-U.S. proxies is our inability to receive proxy materials with enough time and enough information to make a voting decision. In the great majority of instances, however, we are able to vote non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as our framework, but also takes into account the corporate-governance standards, regulatory environment and generally accepted best practices of the local market.

Exceptions to these Guidelines

Invesco retains the flexibility to accommodate company-specific situations where strictly adhering to the Guidelines would lead to a vote that the Proxy Committee deems not to be in the best interest of the funds’ shareholders and other account holders. In these situations, the Proxy Committee will vote the proxy in the manner deemed to be in the best interest of the funds’ shareholders and other account holders, and will promptly inform the funds’ Boards of Trustees of such vote and the circumstances surrounding it.

Resolving potential conflicts of interest

A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship. Examples could include issuers that are distributors of Invesco’s products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts. Invesco reviews each proxy proposal to assess the extent, if any, to which there may be a material conflict between the interests of the fund shareholders or other account holders and Invesco.

Invesco takes reasonable measures to determine whether a potential conflict may exist. A potential conflict is deemed to exist only if one or more of the Proxy Committee members actually knew or should have known of the potential conflict.

If a material potential conflict is deemed to exist, Invesco may resolve the potential conflict in one of the following ways: (1) if the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco may vote the proxy in accordance with the predetermined Guidelines; (2) Invesco may engage an independent third party to determine how the proxy should be voted; or (3) Invesco may establish an ethical wall or other informational barrier between the persons involved in the potential conflict and the persons making the proxy-voting decision in order to insulate the potential conflict from the decision makers.

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Because the Guidelines are pre-determined and crafted to be in the best economic interest of shareholders and other account holders, applying the Guidelines to vote client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco’s marketing, distribution and other customer-facing functions are precluded from becoming members of the Proxy Committee.

On a quarterly basis, the Invesco Funds Boards of Trustees review a report from Invesco’s Internal Compliance Controls Committee. The report contains a list of all known material business relationships that Invesco maintains with publicly traded issuers. That list is cross-referenced with the list of proxies voted over the period. If there are any instances where Invesco’s voting pattern on the proxies of its material business partners is inconsistent with its voting pattern on all other issuers, they are brought before the Trustees and explained by the Chairman of the Proxy Committee.

Personal conflicts of interest. If any member of the Proxy Committee has a personal conflict of interest with respect to a company or an issue presented for voting, that Proxy Committee member will inform the Proxy Committee of such conflict and will abstain from voting on that company or issue.

Funds of funds. Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco’s asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.

C. RECORDKEEPING

Records are maintained in accordance with Invesco’s Recordkeeping Policy.

Policies and Vote Disclosure

A copy of these Guidelines and the voting record of each Invesco Fund are available on our web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year.

March 2012	I.2 - 8

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

The following individuals are jointly and primarily responsible for the day-to-day management of the Fund:

•	Scott Baskind, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Gregory Stoeckle, Portfolio Manager, who has been responsible for the Fund since 2010 and has been associated with Invesco Senior Secured and/or its affiliates since 1999.

•	Philip Yarrow, Portfolio Manager, who has been responsible for the Fund since 2007 and has been associated with Invesco Senior Secured and/or its affiliates since 2010. From 2005 to 2010 and prior to joining Invesco Senior Secured, Mr. Yarrow was an Executive Director with Morgan Stanley.

Portfolio Manager Fund Holdings and Information on Other Managed Accounts

Invesco’s portfolio managers develop investment models which are used in connection with the management of certain Invesco Funds as well as other mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals. The ‘Investments’ chart reflects the portfolio managers’ investments in the Funds that they manage. Accounts are grouped into three categories: (i) investments made directly in the Fund, (ii) investments made in an Invesco pooled investment vehicle with the same or similar objectives and strategies as the Fund, and (iii) any investments made in any Invesco Fund or Invesco pooled investment vehicle. The ‘Assets Managed’ chart reflects information regarding accounts other than the Funds for which each portfolio manager has day-to-day management responsibilities. Accounts are grouped into three categories: (i) other registered investment companies, (ii) other pooled investment vehicles and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance (performance-based fees), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. Dollars using the exchange rates as of the applicable date.

Investments

The following information is as of February 28, 2013:

Portfolio Manager	Dollar Range of Investments in each Fund[1]	Dollar Range of Investments in Invesco pooled investment vehicles[2]	Dollar Range of all Investments in Funds and Invesco pooled investment vehicles[3]
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	None	N/A	$100,001-$500,000
Gregory Stoeckle	None	N/A	$100,001-$500,000
Philip Yarrow	None	N/A	$10,001-$50,000

1	This column reflects investments in a Fund’s shares beneficially owned by a portfolio manager (as determined in accordance with Rule 16a-1(a) (2) under the Securities Exchange Act of 1934, as amended). Beneficial ownership includes ownership by a portfolio manager’s immediate family members sharing the same household.
2	This column reflects portfolio managers’ investments made either directly or through a deferred compensation or a similar plan in Invesco pooled investment vehicles with the same or similar objectives and strategies as the Fund as of the most recent fiscal year end of the Fund.
3	This column reflects the combined holdings from both the “Dollar Range of all Investments in Funds and Invesco pooled investment vehicles” and the “Dollar Range of Investments in each Fund” columns.

Assets Managed

The following information is as of February 28, 2013:

Portfolio Manager	Other Registered Investment Companies Managed (assets in millions)		Other Pooled Investment Vehicles Managed (assets in millions)				Other Accounts Managed (assets in millions)[4]
	Number of Accounts	Assets	Number of Accounts		Assets		Number of Accounts	Assets
Invesco Dynamic Credit Opportunities Fund
Scott Baskind	1	$2,499.8	1	[5]	$2,676.6	[5]	None	None
Gregory Stoeckle	4	$6,4.808.5	24	[6]	$8,209.2	[6]	7	$1,840.2
Philip Yarrow	2	$2,699.4	None		None		None	None

Potential Conflicts of Interest

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:

•	The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Adviser and each Sub-Adviser seek to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.

•	If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Adviser, each Sub-Adviser and the Funds have adopted procedures for allocating portfolio transactions across multiple accounts.

•	The Adviser and each Sub-Adviser determine which broker to use to execute each order for securities transactions for the Funds, consistent with its duty to seek best execution of the transaction. However, for certain other accounts (such as mutual funds for which Invesco or an affiliate acts as sub-adviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Adviser

4	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
5	This amount includes 1 Fund that pays performance based fees with $2,676.6M in total assets under management.
6	This amount includes 12 Funds that pay performance based fees with $3,406.9M in total assets under management.

and each Sub-Adviser may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.

•	Finally, the appearance of a conflict of interest may arise where the Adviser or Sub-Adviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts for which a portfolio manager has day-to-day management responsibilities.

The Adviser, each Sub-Adviser, and the Funds have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Description of Compensation Structure

For the Adviser and each affiliated Sub-Adviser

The Adviser and each Sub-Adviser seek to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote competitive Fund performance. The Adviser and each Sub-Adviser evaluate competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager’s compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary. In setting the base salary, the Adviser and each Sub-Adviser’s intention is to be competitive in light of the particular portfolio manager’s experience and responsibilities.

Annual Bonus. The portfolio managers are eligible, along with other employees of the Adviser and each Sub-Adviser, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for the Adviser and each of the Sub-Adviser’s investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).

Each portfolio manager’s compensation is linked to the pre-tax investment performance of the Funds/accounts managed by the portfolio manager as described in Table 1 below.

Table 1

Sub-Adviser	Performance time period[7]
Invesco [8] Invesco Australia Invesco Deutschland Invesco Hong Kong[8] Invesco Asset Management	One-, Three- and Five-year performance against Fund peer group.

Invesco- Invesco Real Estate 8,[9] Invesco Senior Secured 8,[10]	Not applicable

Invesco Canada[8]	One-year performance against Fund peer group. Three- and Five-year performance against entire universe of Canadian funds.

Invesco Japan[11]	One-, Three- and Five-year performance against the appropriate Micropol benchmark.

High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.

Deferred / Long-Term Compensation. Portfolio managers may be granted an annual deferral award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as common shares and/or restricted shares of Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of Invesco Ltd.’s Board of Directors. Awards of deferred / long-term compensation typically vest over time, so as to create incentives to retain key talent.

Portfolio managers also participate in benefit plans and programs available generally to all employees.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

None

[7]	Rolling time periods based on calendar year-end.
[8]

Portfolio Managers may be granted an annual deferral award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible Funds selected by the portfolio manager at the time the award is granted.

[9]

Portfolio Managers for Invesco Global Real Estate Fund, Invesco Real Estate Fund, Invesco Global Real Estate Income Fund and Invesco V.I. Global Real Estate Fund base their bonus on new operating profits of the U.S. Real Estate Division of Invesco.

[10]	Invesco Senior Secured’s bonus is based on annual measures of equity return and standard tests of collateralization performance.
[11]	Portfolio Managers for Invesco Pacific Growth Fund’s compensation is based on the one-, three- and five-year performance against the appropriate Micropol benchmark.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	As of February 12, 2013, an evaluation was performed under the supervision and with the participation of the officers of the Registrant, including the PEO and PFO, to assess the effectiveness of the Registrant’s disclosure controls and procedures, as that term is defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”), as amended. Based on that evaluation, the Registrant’s officers, including the PEO and PFO, concluded that, as of February 12, 2013, the Registrant’s disclosure controls and procedures were reasonably designed to ensure: (1) that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified by the rules and forms of the Securities and Exchange Commission; and (2) that material information relating to the Registrant is made known to the PEO and PFO as appropriate to allow timely decisions regarding required disclosure.

(b)	There have been no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant: Invesco Dynamic Credit Opportunities Fund

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date: May 9, 2013

Pursuant to the requirements of the Securities and Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Colin Meadows
Colin Meadows Principal Executive Officer

Date: May 9, 2013

By:	/s/ Sheri Morris
Sheri Morris Principal Financial Officer

Date: May 9, 2013

EXHIBIT INDEX

12(a) (1)	Code of Ethics.

12(a) (2)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

12(a) (3)	Not applicable.

12(b)	Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(b) under the Investment Company Act of 1940.